                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ---------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 27, 1997

                          EVERGREEN MEDIA CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                  DELAWARE                                          75-2247099
      (State or Other Jurisdiction of                             (IRS Employer
               Incorporation)                                  Identification No.)

                         433 East Las Colinas Boulevard
                                   Suite 1130
                              Irving, Texas 75039
                    (Address of Principal Executive Offices)

                                 (972) 869-9020
              (Registrant's telephone number, including area code)

ITEM 5.  Other Events

     On May 27, 1997, Evergreen Media Corporation (the "Company") completed the Unaudited Pro Forma Financial Statements which are filed with this Current Report on Form 8-K. The Company deems the Unaudited Pro Forma Financial Statements to be of importance to its security holders.

     The following Unaudited Pro Forma Financial Statements are filed with this report:

Unaudited Pro Forma Condensed Combined
  Balance Sheet at March 31, 1997.......  P-1
Unaudited Pro Forma Condensed Combined
  Statement of Operations for the year
  ended December 31, 1996...............  P-2
Unaudited Pro Forma Condensed Combined
  Statement of Operations for the three
  months ended March 31, 1997...........  P-3
Notes to Unaudited Pro Forma Condensed
  Combined Financial Statements.........  P-4

     A Glossary of capitalized terms used in the Unaudited Pro Forma Financial Statements is set forth at page G-1 of this Current Report on Form 8-K.

     The unaudited pro forma condensed combined financial statements are presented using the purchase method of accounting for all acquisitions and reflect (i) the combination of consolidated historical financial data of the Company, Chancellor, each of the stations acquired in the Completed Evergreen Transactions and the Completed Chancellor Transactions and each of the stations to be acquired by the Company in the Pending Evergreen Acquisitions or Chancellor in the Pending Chancellor Acquisitions and (ii) the elimination of the consolidated historical data of the stations sold by the Company and Chancellor in the Completed Evergreen Dispositions and the Completed Chancellor Dispositions and stations to be sold or swapped by the Company or Chancellor in the Pending Evergreen Dispositions and the Pending Chancellor Dispositions. The unaudited pro forma condensed combined balance sheet data at March 31, 1997 presents adjustments for those Completed Transactions consummated since such date, the Pending Transactions and the Financing Transactions as if each such transaction had occurred at March 31, 1997. The unaudited pro forma condensed combined statement of operations data for the twelve months ended December 31, 1996 and the three months ended March 31, 1997 present adjustments for the following transactions as if each had occurred on January 1, 1996: (i) the Completed Transactions, (ii) the 1996 Equity Offering, (iii) the 1996 Preferred Stock Conversion (iv) the Chancellor Offerings, (v) the Pending Transactions and
(vi) the Financing Transactions. No adjustments are presented to the unaudited pro forma condensed combined balance sheet data or the unaudited pro forma condensed combined statement of operations data in respect of the Douglas AM Dispositions, which, in the opinion of the Company's management, is not material to such presentations either individually or in the aggregate. The unaudited pro forma condensed combined financial statements assume that the over-allotment option that the Company expects to grant in the Offering is not exercised.

     The purchase method of accounting has been used in the preparation of the unaudited pro forma condensed combined financial statements. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the unaudited pro forma condensed combined financial statements, the purchase prices of the stations acquired and to be acquired in the Completed Evergreen Transactions, the Pending Evergreen Transactions and the Chancellor Merger (including the Completed Chancellor Transactions and Pending Chancellor Transactions) have been allocated based primarily on information furnished by management of the acquired stations. The final allocation of the respective purchase prices of the stations acquired and to be acquired in the Completed Evergreen Transactions, the Pending Evergreen Transactions and the Chancellor Merger (including the stations acquired and to be acquired in the Completed Chancellor Transactions and the Pending Chancellor Transactions) are determined a reasonable time after consummation of such transactions and are based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation.

     In the opinion of the Company's management, all adjustments have been made that are necessary to present fairly the pro forma data.

     ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

7(C) EXHIBITS

      EXHIBIT NO.                           DESCRIPTION OF EXHIBIT
      -----------                           ----------------------
        (h)2.11          -- Agreement and Plan of Merger by and among Pyramid
                            Communications, Inc., Evergreen Media Corporation and
                            Evergreen Media/Pyramid Corporation dated as of July 14,
                            1995 (see table of contents for list of omitted exhibits
                            and schedules).
        (i)2.11A         -- Amendment to Plan and Agreement of Merger by and among
                            Pyramid Communications, Inc., Evergreen Media Corporation
                            and Evergreen Media/ Pyramid Corporation dated September
                            7, 1995.
        (i)2.11B         -- Amendment to Plan and Agreement of Merger by and among
                            Pyramid Communications, Inc., Evergreen Media Corporation
                            and Evergreen Media/ Pyramid Corporation dated January
                            11, 1996.
        (j)2.12          -- Purchase Agreement between Fairbanks Communications, Inc.
                            and Evergreen Media Corporation dated October 12, 1995
                            (see table of contents for list of omitted exhibits and
                            schedules).
        (n)2.13          -- Option Agreement dated as of January 9, 1996 between
                            Chancellor Broadcasting Company and Evergreen Media
                            Corporation (including Form of Advertising Brokerage
                            Agreement and Form of Asset Purchase Agreement).
        (o)2.14          -- Asset Purchase Agreement dated April 4, 1996 between
                            American Radio Systems Corporation and Evergreen Media
                            Corporation of Buffalo (see table of contents for list of
                            omitted exhibits and schedules).
        (o)2.15          -- Asset Purchase Agreement dated April 11, 1996 between
                            Mercury Radio Communications, L.P. and Evergreen Media
                            Corporation of Los Angeles, Evergreen Media/Pyramid
                            Holdings Corporation, WHTT (AM) License Corp. and WHTT
                            (FM) License Corp. (see table of contents for list of
                            omitted exhibits and schedules).
        (o)2.16          -- Asset Purchase Agreement dated April 19, 1996 between
                            Crescent Communications L.P. and Evergreen Media
                            Corporation of Los Angeles (see table of contents for
                            list of omitted exhibits and schedules).
        (p)2.17          -- Asset Purchase Agreement dated June 13, 1996 between
                            Evergreen Media Corporation of Los Angeles and Greater
                            Washington Radio, Inc. (see table of contents for list of
                            omitted exhibits and schedules).
        (p)2.18          -- Asset Exchange Agreement dated June 13, 1996 among
                            Evergreen Media Corporation of Los Angeles, Evergreen
                            Media Corporation of the Bay State, WKLB License Corp.,
                            Greater Media Radio, Inc. and Greater Washington Radio,
                            Inc. (see table of contents for list of omitted exhibits
                            and schedules).
        (p)2.19          -- Purchase Agreement dated June 27, 1996 between WEDR,
                            Inc., Seller and Evergreen Media Corporation of Los
                            Angeles, Buyer (see table of contents for list of omitted
                            schedules).
        (p)2.20          -- Time Brokerage Agreement dated July 10, 1996 by and
                            between Evergreen Media Corporation of Detroit, as
                            Licensee, and Kidstar Interactive Media Incorporated, as
                            Time Broker.
        (p)2.21          -- Asset Purchase Agreement dated July 15, 1996 by and among
                            Century Chicago Broadcasting L.P., an Illinois limited
                            partnership ("Seller"), Century Broadcasting Corporation,
                            a Delaware corporation ("Century"), Evergreen Media
                            Corporation of Los Angeles, a Delaware corporation
                            ("Parent"), and Evergreen Media Corporation of Chicago, a
                            Delaware corporation ("Buyer").

      EXHIBIT NO.                           DESCRIPTION OF EXHIBIT
      -----------                           ----------------------
        (p)2.22          -- Asset Purchase Agreement dated August 12, 1996 by and
                            among Chancellor Broadcasting Company, Shamrock
                            Broadcasting, Inc. and Evergreen Media Corporation of the
                            Great Lakes.
        (p)2.23          -- Asset Purchase Agreement dated as of August 12, 1996
                            between Secret Communications Limited Partnership and
                            Evergreen Media Corporation of Los Angeles (WQRS-FM).
                            (See table of contents for list of omitted exhibits and
                            schedules.)
        (p)2.24          -- Asset Purchase Agreement dated as of August 12, 1996
                            between Secret Communications Limited Partnership and
                            Evergreen Media Corporation of Los Angeles. (See table of
                            contents for list of omitted schedules.)
        (q)2.25          -- Letter of intent dated August 27, 1996 between EZ
                            Communications, Inc. and Evergreen Media Corporation.
        (q)2.26          -- Asset Purchase Agreement dated September 19, 1996 between
                            Beasley-FM Acquisition Corp., WDAS License Limited
                            Partnership and Evergreen Media Corporation of Los
                            Angeles.
        (q)2.27          -- Asset Purchase Agreement dated September 19, 1996 between
                            The Brown Organization and Evergreen Media Corporation of
                            Los Angeles.
        (r)2.28          -- Stock Purchase Agreement by and between Viacom
                            International, Inc. and Evergreen Media Corporation of
                            Los Angeles, dated February 16, 1997 (see table of
                            contents for omitted schedules and exhibits).
        (r)2.29          -- Agreement and Plan of Merger, by and among Evergreen
                            Media Corporation, Chancellor Broadcasting Company and
                            Chancellor Radio Broadcasting Company, dated as of
                            February 19, 1997.
        (r)2.30          -- Stockholders Agreement, by and among Chancellor
                            Broadcasting Company, Evergreen Media Corporation, Scott
                            K. Ginsburg (individually and as custodian for certain
                            shares held by his children), HM2/Chancellor, L.P.,
                            Hicks, Muse, Tate & Furst Equity Fund II, L.P., HM2/HMW,
                            L.P., The Chancellor Business Trust, HM2/HMD Sacramento
                            GP, L.P., Thomas O. Hicks, as Trustee of the William Cree
                            Hicks 1992 Irrevocable Trust, Thomas O. Hicks, as Trustee
                            of the Catherine Forgave Hicks 1993 Irrevocable Trust,
                            Thomas O. Hicks, as Trustee of the John Alexander Hicks
                            1984 Trust, Thomas O. Hicks, as Trustee of the Mack
                            Hardin Hicks 1984 Trust, Thomas O. Hicks, as Trustee of
                            Robert Bradley Hicks 1984 Trust, Thomas O. Hicks, as
                            Trustee of the Thomas O. Hicks, Jr. 1984 Trust, Thomas O.
                            Hicks and H. Rand Reynolds, as Trustees for the Muse
                            Children's GS Trust, and Thomas O. Hicks, dated as of
                            February 19, 1997.
        (r)2.31          -- Joint Purchase Agreement, by and among Chancellor Radio
                            Broadcasting Company, Chancellor Broadcasting Company,
                            Evergreen Media Corporation of Los Angeles, and Evergreen
                            Media Corporation, dated as of February 19, 1997.
        (s)2.32          -- Asset Exchange Agreement, by and among EZ Communications,
                            Inc., Professional Broadcasting Incorporated, EZ
                            Philadelphia, Inc., Evergreen Media Corporation of Los
                            Angeles, Evergreen Media Corporation of Charlotte,
                            Evergreen Media Corporation of the East, Evergreen Media
                            Corporation of Carolinaland, WBAV/ WBAV-FM/WPEG License
                            Corp. and WRFX License Corp., dated as of December 5,
                            1996 (see table of contents for list of omitted
                            schedules).
        (s)2.33          -- Asset Purchase Agreement, by and among EZ Communications,
                            Inc., Professional Broadcasting Incorporated, EZ
                            Charlotte, Inc., Evergreen Media Corporation of Los
                            Angeles, Evergreen Media Corporation of the East and
                            Evergreen Media Corporation of Carolinaland, dated as of
                            December 5, 1996 (see table of contents for list of
                            omitted schedules).

      EXHIBIT NO.                           DESCRIPTION OF EXHIBIT
      -----------                           ----------------------
        (t)2.34          -- Asset Purchase Agreement by and between Pacific and
                            Southern Company, Inc. and Evergreen Media Corporation of
                            Los Angeles (re: WGCI-AM and WGCI-FM), dated as of April
                            4, 1997 (see table of contents for list of omitted
                            schedules and exhibits).
        (t)2.35          -- Asset Purchase Agreement by and between Pacific and
                            Southern Company, Inc. and Evergreen Media Corporation of
                            Los Angeles (re: KKBQ-AM and KKBQ-FM), dated as of April
                            4, 1997 (see table of contents for list of omitted
                            schedules and exhibits).
        (t)2.36          -- Asset Purchase Agreement by and between Pacific and
                            Southern Company, Inc. and Evergreen Media Corporation of
                            Los Angeles (re: KHKS-FM), dated as of April 4, 1997 (see
                            table of contents for list of omitted schedules and
                            exhibits).
        (t)4.10          -- Second Amended and Restated Loan Agreement dated as of
                            April 25, 1997 among Evergreen Media Corporation of Los
                            Angeles, the financial institutions whose names appear as
                            Lenders on the signature pages thereof (the "Lenders"),
                            Toronto Dominion Securities, Inc., as Arranging Agent,
                            The Bank of New York and Bankers Trust Company, as
                            Co-Syndication Agents, NationsBank of Texas, N.A. and
                            Union Bank of California, as Co-Documentation Agents, and
                            Toronto Dominion (Texas), Inc., as Administrative Agent
                            for the Lenders, together with certain collateral
                            documents attached thereto as exhibits, including
                            Assignment of Partnership Interests, Assignment of Trust
                            Interests, Borrower's Pledge Agreement, Parent Company
                            Guaranty, Stock Pledge Agreement, Subsidiary Guaranty and
                            Subsidiary Pledge Agreement (see table of contents for
                            list of omitted schedules and exhibits).

(h) Incorporated by reference to the identically numbered exhibit to the Company's Report on Form 8-K dated July 14, 1995.

(i) Incorporated by reference to the identically numbered exhibit to the Company's Report on Form 8-K dated January 17, 1996.

(j) Incorporated by reference to the identically numbered exhibit to the Company's Report on Form 10-Q for the quarterly period ending September 30, 1995.

(k) Incorporated by reference to the identically numbered exhibit to the Company's Registration Statement on Form S-1, as amended (Reg. No. 33-69752).

(n) Incorporated by reference to the identically numbered exhibit to the Company's Report on Form 10-K for the fiscal year ended December 31, 1995.

(o) Incorporated by reference to the identically numbered exhibit to the Company's Report on Form 10-Q for the quarterly period ending March 31, 1996.

(p) Incorporated by reference to the identically numbered exhibit to the Company's Report on Form 10-Q for the quarterly period ended June 30, 1996.

(q) Incorporated by reference to the identically numbered exhibit to the Company's Registration Statement on Form S-3, as amended (Reg. No. 333-12453).

(r) Incorporated by reference to the identically numbered exhibit to the Company's Report on Form 8-K dated February 16, 1997.

(s) Incorporated by reference to the identically numbered exhibit to the Company's Report on Form 10-K for the fiscal year ended December 31, 1996.

(t) Incorporated by reference to the identically numbered exhibit to the Company's Report on Form 8-K dated April 1, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Evergreen Media Corporation

                                            By:     /s/ MATTHEW E. DEVINE
                                              ----------------------------------
                                                      Matthew E. Devine
                                                   Chief Financial Officer

Date: May 28, 1997

                          EVERGREEN MEDIA CORPORATION

     UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AT MARCH 31, 1997
                                 (IN THOUSANDS)

                                                        PRO FORMA     COMPANY PRO                  PRO FORMA
                                       COMPANY AS      ADJUSTMENTS      FORMA AS                  ADJUSTMENTS    CHANCELLOR AS
                                      ADJUSTED FOR       FOR THE      ADJUSTED FOR                  FOR THE      ADJUSTED FOR
                                     1997 COMPLETED      PENDING      THE PENDING                   PENDING       THE PENDING
                                        EVERGREEN       EVERGREEN      EVERGREEN     CHANCELLOR    CHANCELLOR     CHANCELLOR
                                     TRANSACTIONS(1)   TRANSACTIONS   TRANSACTIONS   HISTORICAL   TRANSACTIONS   TRANSACTIONS
                                     ---------------   ------------   ------------   ----------   ------------   -------------
  ASSETS:
  Current assets...................    $   90,327        $ 12,841(2)   $  103,168    $  61,279      $ 11,412(3)   $   72,691
  Property and equipment, net......        61,795           8,418(2)       70,213       68,180         6,030(3)       74,210
  Assets held for sale.............        50,000         (50,000)(2)          --           --            --              --
  Intangible assets, net...........     1,206,319         780,082(2)    1,986,401      978,094       461,290(3)    1,439,384
  Other assets.....................        69,741         (51,250)(2)      18,491       68,170       (53,750)(3)      13,643
                                                                                                        (777)(6)
                                       ----------        --------      ----------    ----------     --------      ----------
    Total assets...................    $1,478,182        $700,091      $2,178,273    $1,175,723     $424,205      $1,599,928
                                       ==========        ========      ==========    ==========     ========      ==========
  LIABILITIES AND STOCKHOLDERS'
    EQUITY:
  Liabilities
  Current portion of long-term
    debt...........................    $       --        $     --      $       --    $  12,500      $(12,500)(4)  $       --
  Other current liabilities........        22,144           3,620(2)       25,764       23,693         4,185(3)       27,878
                                       ----------        --------      ----------    ----------     --------      ----------
    Total current liabilities......        22,144           3,620          25,764       36,193        (8,315)         27,878
  Long-term debt, excluding current
    portion........................       828,875         429,825(2)    1,258,700      524,121       420,797(3)      969,918
                                                                                                      12,500(4)
                                                                                                      69,000(5)
                                                                                                     (60,000)(5)
                                                                                                       3,500(6)
  Deferred tax liabilities
    (assets).......................        84,098          23,326(2)      107,424          373        (3,600)(5)      (4,938)
                                                                                                      (1,711)(6)
  Other liabilities................           823              --             823          786            --             786
                                       ----------        --------      ----------    ----------     --------      ----------
        Total liabilities..........       935,940         456,771       1,392,711      561,473       432,171         993,644
  Redeemable preferred stock.......            --              --              --      414,175            --         414,175
  STOCKHOLDERS' EQUITY:
  Preferred stock..................            --         200,000(2)      200,000           --            --              --
  Common stock.....................           422              --             422          189            --             189
  Additional paid in capital.......       662,625              --         662,625      246,442             0         246,442
  Accumulated deficit..............      (120,805)         43,320(2)      (77,485)     (45,518)       (5,400)(5)     (53,484)
                                                                                                      (2,566)(6)
  Treasury stock...................            --              --              --       (1,038)           --          (1,038)
                                       ----------        --------      ----------    ----------     --------      ----------
    Total stockholders' equity.....       542,242         243,320         785,562      200,075        (7,966)        192,109
                                       ----------        --------      ----------    ----------     --------      ----------
    Total liabilities and
      stockholders' equity.........    $1,478,182        $700,091      $2,178,273    $1,175,723     $424,205      $1,599,928
                                       ==========        ========      ==========    ==========     ========      ==========


                                      PRO FORMA
                                     ADJUSTMENTS
                                       FOR THE        COMPANY
                                     CHANCELLOR      PRO FORMA
                                       MERGER         COMBINED
                                     -----------     ----------
  ASSETS:
  Current assets...................   $     --       $  175,859
  Property and equipment, net......         --          144,423
  Assets held for sale.............         --               --
  Intangible assets, net...........    425,083(7)     4,132,358
                                       281,490(8)
  Other assets.....................         --           32,134

                                      --------       ----------
    Total assets...................   $706,573       $4,484,774
                                      ========       ==========
  LIABILITIES AND STOCKHOLDERS'
    EQUITY:
  Liabilities
  Current portion of long-term
    debt...........................   $     --       $       --
  Other current liabilities........         --           53,642
                                      --------       ----------
    Total current liabilities......         --           53,642
  Long-term debt, excluding current
    portion........................     28,000(7)     2,256,618

  Deferred tax liabilities
    (assets).......................    281,490(8)       383,976

  Other liabilities................         --            1,609
                                      --------       ----------
        Total liabilities..........    309,490        2,695,845
  Redeemable preferred stock.......     16,482(7)       430,657
  STOCKHOLDERS' EQUITY:
  Preferred stock..................         --          200,000
  Common stock.....................        (16)(7)          595
  Additional paid in capital.......    326,095(7)     1,235,162
  Accumulated deficit..............     53,484(7)       (77,485)

  Treasury stock...................      1,038(7)            --
                                      --------       ----------
    Total stockholders' equity.....    380,601        1,358,272
                                      --------       ----------
    Total liabilities and
      stockholders' equity.........   $706,573       $4,484,774
                                      ========       ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                          EVERGREEN MEDIA CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            COMPANY AS                          PRO FORMA                     CHANCELLOR AS
                                           ADJUSTED FOR        PENDING       ADJUSTMENTS FOR                   ADJUSTED FOR
                                             COMPLETED        EVERGREEN          PENDING         COMPANY        COMPLETED
                                             EVERGREEN       TRANSACTIONS       EVERGREEN       PRO FORMA       CHANCELLOR
      YEAR ENDED DECEMBER 31, 1996        TRANSACTIONS(9)   HISTORICAL(10)    TRANSACTIONS     AS ADJUSTED   TRANSACTIONS(16)
----------------------------------------  ---------------   --------------   ---------------   -----------   ----------------
Gross revenues..........................     $395,787          $82,468          $     --        $478,255         $276,459
Less: agency commissions................      (50,779)         (12,216)               --         (62,995)         (35,020)
                                             --------          -------          --------        --------         --------
Net revenues............................      345,008           70,252                --         415,260          241,439
Station operating expenses excluding
  depreciation and amortization.........      202,346           27,533                --         229,879          151,843
Depreciation and amortization...........      128,862           (1,345)           50,620(11)     178,137           35,432
Corporate general and administrative
  expenses..............................        7,797            1,411            (1,100)(12)      8,108            5,354
Stock option compensation...............           --               --                --              --            3,800
                                             --------          -------          --------        --------         --------
Operating income (loss).................        6,003           42,653           (49,520)           (864)          45,010
Interest expense........................       60,164               --            34,062(13)      94,226           47,159
Other (income) expense..................         (618)             459                --            (159)            (148)
                                             --------          -------          --------        --------         --------
Income (loss) before income taxes.......      (53,543)          42,194           (83,582)        (94,931)          (2,001)
Income tax expense (benefit)............      (13,135)           9,699           (23,185)(14)    (26,621)           3,200
Dividends and accretion on preferred
  stock of subsidiary...................           --               --                --              --           38,400
                                             --------          -------          --------        --------         --------
Net income (loss).......................      (40,408)          32,495           (60,397)        (68,310)         (43,601)
Preferred stock dividends...............           --               --            12,000(15)      12,000            7,700
                                             --------          -------          --------        --------         --------
Income (loss) attributable to common
  stockholders..........................     $(40,408)         $32,495          $(72,397)       $(80,310)        $(51,301)
                                             ========          =======          ========        ========         ========
Loss per common share...................     ($  0.96)                                          ($  1.91)
                                             ========                                           ========
Weighted average common shares
  outstanding...........................       42,155                                             42,155
OTHER FINANCIAL DATA:
Broadcast cash flow.....................     $142,662          $42,719          $     --        $185,381         $ 89,596

                                                              PRO FORMA
                                             PENDING       ADJUSTMENTS FOR                    PRO FORMA
                                            CHANCELLOR         PENDING       CHANCELLOR    ADJUSTMENTS FOR    COMPANY
                                           TRANSACTIONS      CHANCELLOR       PRO FORMA    THE CHANCELLOR    PRO FORMA
      YEAR ENDED DECEMBER 31, 1996        HISTORICAL(17)    TRANSACTIONS     AS ADJUSTED       MERGER        COMBINED
----------------------------------------  --------------   ---------------   -----------   ---------------   ---------
Gross revenues..........................     $57,789          $ (1,963)(18)   $332,285        $      --      $ 810,540
Less: agency commissions................      (9,152)               --         (44,172)              --       (107,167)
                                             -------          --------        --------        ---------      ---------
Net revenues............................      48,637            (1,963)        288,113               --        703,373
Station operating expenses excluding
  depreciation and amortization.........      24,562            (4,000)(18)    172,405               --        402,284
Depreciation and amortization...........       6,427             5,803(19)      47,662          104,989(23)    330,788
Corporate general and administrative
  expenses..............................       2,347            (1,807)(20)      5,894           (1,408)(24)    12,594
Stock option compensation...............          --                --           3,800               --          3,800
                                             -------          --------        --------        ---------      ---------
Operating income (loss).................      15,301            (1,959)         58,352         (103,581)       (46,093)
Interest expense........................       6,374            27,155(21)      80,688          (12,201)(26)   162,713
Other (income) expense..................          --                --            (148)              --           (307)
                                             -------          --------        --------        ---------      ---------
Income (loss) before income taxes.......       8,927           (29,114)        (22,188)         (91,380)      (208,499)
Income tax expense (benefit)............       4,422           (12,497)(22)     (4,875)         (27,772)(27)   (59,268)
Dividends and accretion on preferred
  stock of subsidiary...................          --                --          38,400               --         38,400
                                             -------          --------        --------        ---------      ---------
Net income (loss).......................       4,505           (16,617)        (55,713)         (63,608)      (187,631)
Preferred stock dividends...............          --                --           7,700               --         19,700
                                             -------          --------        --------        ---------      ---------
Income (loss) attributable to common
  stockholders..........................     $ 4,505          $(16,617)       $(63,413)       $ (63,608)     $(207,331)
                                             =======          ========        ========        =========      =========
Loss per common share...................                                                                     $   (3.49)
                                                                                                             =========
Weighted average common shares
  outstanding...........................                                                         17,259(7)      59,414
OTHER FINANCIAL DATA:
Broadcast cash flow.....................     $24,075          $  2,037        $115,708        $      --      $ 301,089

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                          EVERGREEN MEDIA CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            COMPANY AS                        PRO FORMA                     CHANCELLOR AS
                                           ADJUSTED FOR        PENDING       ADJUSTMENTS                     ADJUSTED FOR
                                             COMPLETED        EVERGREEN          FOR           COMPANY        COMPLETED
                                             EVERGREEN       TRANSACTIONS    THE PENDING      PRO FORMA       CHANCELLOR
                                          TRANSACTIONS(9)   HISTORICAL(10)   TRANSACTIONS    AS ADJUSTED   TRANSACTIONS(16)
                                          ---------------   --------------   ------------    -----------   ----------------
THREE MONTHS ENDED MARCH 31, 1997
Gross revenues..........................     $ 95,920          $22,598         $     --       $118,518         $ 65,832
Less: agency commissions................      (12,195)          (2,971)              --        (15,166)          (8,007)
                                             --------          -------         --------       --------         --------
Net revenues............................       83,725           19,627               --        103,352           57,825
Station operating expenses excluding
  depreciation and amortization.........       54,302            7,850               --         62,152           38,828
Depreciation and amortization...........       31,123             (771)          13,266(11)     43,618            8,862
Corporate general and administrative
  expenses..............................        2,330              306             (232)(12)     2,404            1,712
Merger expense..........................           --               --               --             --            2,056
Stock option compensation...............           --               --               --             --              950
                                             --------          -------         --------       --------         --------
Operating income (loss).................       (4,030)          12,242          (13,034)        (4,822)           5,417
Interest expense, net...................       13,969               --            8,033(13)     22,002           11,740
Other (income) expense..................         (108)              --               --           (108)          (1,632)
                                             --------          -------         --------       --------         --------
Income (loss) before income taxes.......      (17,891)          12,242          (21,067)       (26,716)          (4,691)
Income tax expense (benefit)............       (4,860)           2,816           (5,169)(14)    (7,213)            (876)
Dividends and accretion on preferred
  stock of subsidiary...................           --               --               --             --            9,639
                                             --------          -------         --------       --------         --------
Net income (loss).......................      (13,031)           9,426          (15,898)       (19,503)         (13,454)
Preferred stock dividends...............           --               --            3,000(15)      3,000            1,925
                                             --------          -------         --------       --------         --------
Income (loss) attributable to common
  stockholders..........................     $(13,031)         $ 9,426         $(18,898)      $(22,503)        $(15,379)
                                             ========          =======         ========       ========         ========
Loss per common share...................     $  (0.31)                                        $  (0.53)
                                             ========                                         ========
Weighted average common shares
  outstanding...........................       42,188                                           42,188
                                             ========                                         ========
OTHER FINANCIAL DATA:
Broadcast cash flow.....................     $ 29,423          $11,777         $     --       $ 41,200         $ 18,997

                                                              PRO FORMA
                                             PENDING       ADJUSTMENTS FOR                      PRO FORMA
                                            CHANCELLOR         PENDING         CHANCELLOR    ADJUSTMENTS FOR      COMPANY
                                           TRANSACTIONS      CHANCELLOR         PRO FORMA    THE CHANCELLOR      PRO FORMA
                                          HISTORICAL(17)    TRANSACTIONS       AS ADJUSTED       MERGER          COMBINED
                                          --------------   ---------------     -----------   ---------------     ---------
THREE MONTHS ENDED MARCH 31, 1997
Gross revenues..........................     $11,867          $ (1,070)(18)     $ 76,629        $     --         $195,147
Less: agency commissions................      (1,960)               --            (9,967)             --          (25,133)
                                             -------          --------          --------        --------         --------
Net revenues............................       9,907            (1,070)           66,662              --          170,014
Station operating expenses excluding
  depreciation and amortization.........       5,111            (1,541)(18)       42,398              --          104,550
Depreciation and amortization...........       1,078             1,526(19)        11,466          26,618(23)       81,702
Corporate general and administrative
  expenses..............................         239              (176)(20)        1,775            (418)(24)       3,761
Merger expense..........................          --                --             2,056          (2,056)(25)          --
Stock option compensation...............          --                --               950              --              950
                                             -------          --------          --------        --------         --------
Operating income (loss).................       3,479              (879)            8,017         (24,144)         (20,949)
Interest expense, net...................       1,594             6,788(21)        20,122          (1,446)(26)      40,678
Other (income) expense..................          --                --            (1,632)             --           (1,740)
                                             -------          --------          --------        --------         --------
Income (loss) before income taxes.......       1,885            (7,667)          (10,473)        (22,698)         (59,887)
Income tax expense (benefit)............         788            (3,101)(22)       (3,189)         (5,767)(27)     (16,169)
Dividends and accretion on preferred
  stock of subsidiary...................          --                --             9,639              --            9,639
                                             -------          --------          --------        --------         --------
Net income (loss).......................       1,097            (4,566)          (16,923)        (16,931)         (53,357)
Preferred stock dividends...............          --                --             1,925              --            4,925
                                             -------          --------          --------        --------         --------
Income (loss) attributable to common
  stockholders..........................     $ 1,097          $ (4,566)         $(18,848)       $(16,931)        $(58,282)
                                             =======          ========          ========        ========         ========
Loss per common share...................                                                                         $  (0.98)
                                                                                                                 ========
Weighted average common shares
  outstanding...........................                                                          17,259(7)        59,447
                                                                                                ========         ========
OTHER FINANCIAL DATA:
Broadcast cash flow.....................     $ 4,796          $    471          $ 24,264        $     --         $ 65,464

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

ADJUSTMENTS TO THE COMPANY'S HISTORICAL CONDENSED COMBINED BALANCE SHEET RELATED TO THE 1997 COMPLETED EVERGREEN TRANSACTIONS COMPLETED AFTER MARCH 31, 1997

(1) The historical balance sheet of the Company at March 31, 1997 and the pro forma adjustments related to the 1997 Completed Evergreen Transactions that were completed after March 31, 1997 is summarized below:

                                                               ADJUSTMENTS       COMPANY AS
                                                                   FOR          ADJUSTED FOR
                                                  COMPANY     1997 COMPLETED   1997 COMPLETED
                                                 HISTORICAL     EVERGREEN        EVERGREEN
                                                 AT 3/31/97    TRANSACTIONS     TRANSACTIONS
                                                 ----------   --------------   --------------
ASSETS:
  Current assets...............................  $   90,327      $     --       $    90,327
  Property and equipment, net..................      51,356        10,439(a)         61,795
  Assets held for sale.........................      50,000                          50,000
  Intangible assets, net.......................     928,440       277,879(a)      1,206,319
  Other assets.................................      66,532         3,209(b)         69,741
                                                 ----------      --------       -----------
     Total assets..............................  $1,186,655      $291,527       $ 1,478,182
                                                 ==========      ========       ===========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
  Current portion of long-term debt............  $       --      $     --       $        --
  Other current liabilities....................      22,144            --            22,144
                                                 ----------      --------       -----------
     Total current liabilities.................      22,144            --            22,144
Long-term debt, excluding current portion......     535,375       283,500(a)        828,875
                                                                   10,000(b)
Deferred tax liabilities.......................      84,789         1,686(a)         84,098
                                                                   (2,377)(b)
Other liabilities..............................         823            --               823
                                                 ----------      --------       -----------
     Total liabilities.........................     643,131       292,809           935,940
Stockholders' equity:
  Common stock.................................         422            --               422
  Additional paid-in capital...................     662,625            --           662,625
  Accumulated deficit..........................    (119,523)        3,132(a)       (120,805)
                                                                   (4,414)(b)
                                                 ----------      --------       -----------
     Total stockholders' equity................     543,524        (1,282)          542,242
                                                 ----------      --------       -----------
     Total liabilities and stockholders'
       equity..................................  $1,186,655      $291,527       $ 1,478,182
                                                 ==========      ========       ===========

     (a) Reflects the 1997 Completed Evergreen Transactions that were completed after March 31, 1997 as follows:

                                                       PROPERTY AND                     DEFERRED                   INCREASE IN
                  1997 COMPLETED            PURCHASE    EQUIPMENT,      INTANGIBLE         TAX       ACCUMULATED    LONG-TERM
              EVERGREEN TRANSACTIONS         PRICE        NET(I)      ASSETS, NET(I)   LIABILITIES     DEFICIT        DEBT
              ----------------------        --------   ------------   --------------   -----------   -----------   -----------
        WJLB-FM/WMXD-FM(ii)...............  $168,000     $ 2,441         $165,559        $    --       $    --       $168,000
        WWRC-AM(iii)......................   22,500        5,692           16,808             --            --         22,500
        WDAS-FM/AM(iv)....................  103,000        3,000          100,000             --            --        103,000
        WNKS-FM(v)........................  (10,000)        (694)          (4,488)        (1,686)       (3,132)       (10,000)
        WUSL-FM/WIOQ-FM(vi)...............       --           --               --             --            --             --
                                            --------     -------         --------        -------       -------       --------
        Total                               $283,500     $10,439         $277,879        $(1,686)      $(3,132)      $283,500
                                            ========     =======         ========        =======       =======       ========

---------------

        (i) The amounts allocated to net property and equipment and net intangible assets are based upon preliminary appraisals of the assets acquired.

        (ii) On April 1, 1997, the Company acquired, in the Secret/Detroit Acquisition, WJLB-FM and WMXD-FM in Detroit for $168,000 in cash.

        (iii) On April 3, 1997, the Company swapped, in the Greater Media Exchange, WQRS-FM in Detroit (which the Company acquired on April 3, 1997 for $32,000 in cash) in exchange for WWRC-AM in Washington, D.C. and $9,500 in cash. The net purchase price to the Company of WWRC-AM was therefore $22,500.

        (iv) On May 1, 1997, the Company acquired, in the Beasley Acquisition, WDAS-FM/AM in Philadelphia for $103,000 in cash.

        (v) On May 15, 1997, the Company sold, in the EZ Sale, WNKS-FM in Charlotte for $10,000 in cash and recognized a gain of $3,132, net of taxes of $1,686.

        (vi) On May 15, 1997, the Company exchanged, in the EZ Exchange, 5 of its 6 stations in the Charlotte market (WPEG-FM, WBAV-FM/AM, WRFX-FM and WFNZ-AM) for WUSL-FM and WIOQ-FM in Philadelphia.

        (b) On April 25, 1997, EMCLA entered into the Senior Credit Facility, which amended and restated its prior senior credit facility. The Senior Credit Facility provides for a $500,000 term loan facility and a revolving loan facility of up to $1,250,000. Reflects (i) the adjustment to write-off the unamortized balance of deferred loan fees of $4,414 (net of a tax benefit of $2,377) at March 31, 1997 as an extraordinary item and (ii) the adjustment to record estimated new loan fees of $10,000 to be incurred in connection with the refinancing of the Senior Credit Facility and financed through additional bank borrowings under the Senior Credit Facility. The deferred loan fees will be amortized ratably over the term of the Senior Credit Facility.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING EVERGREEN TRANSACTIONS

     (2) Reflects the Pending Evergreen Transactions as follows:

                                                        PROPERTY
                                 PURCHASE/                AND        ASSETS
PENDING EVERGREEN TRANSACTIONS    (SALES)    CURRENT   EQUIPMENT,     HELD     INTANGIBLE      CURRENT      DEFERRED TAX
       AT MARCH 31, 1997           PRICE     ASSETS      NET(A)     FOR SALE   ASSETS, NET   LIABILITIES   LIABILITIES(B)
------------------------------   ---------   -------   ----------   --------   -----------   -----------   --------------
WFLN-FM(d).....................  $ 37,750    $    --    $   660     $     --    $ 37,090       $    --        $     --
WFLN-FM(d).....................   (41,800)        --       (660)          --     (37,090)           --          (1,417)
WEJM-FM/AM(e)..................   (22,250)        --     (1,687)          --      (6,348)           --          (4,975)
WPNT-FM(f).....................    73,750         --        626           --      73,124            --              --
WPNT-FM(f).....................   (75,000)        --       (626)          --     (73,124)           --            (438)
WLUP-FM(g).....................   (80,000)        --       (483)          --     (33,597)           --         (16,072)
KDFC-FM(h).....................   (50,000)        --         --      (50,000)         --            --              --
San Francisco -- 107.7(i)......   (44,000)        --       (989)          --     (41,800)           --            (424)
Evergreen Viacom
  Acquisition(j)...............   610,625     12,841      6,092       68,000     527,312        (3,620)             --
WJZW-FM(k).....................   (68,000)        --         --      (68,000)         --            --              --
Gannett(l).....................   340,000         --      5,485           --     334,515            --              --
                                 --------    -------    -------     --------    --------       -------        --------
                                 $681,075    $12,841    $ 8,418     $(50,000)   $780,082       $(3,620)       $(23,326)
                                 ========    =======    =======     ========    ========       =======        ========

                                               (INCREASE)     INCREASE
                                                DECREASE    (DECREASE) IN   INCREASE IN
PENDING EVERGREEN TRANSACTIONS   ACCUMULATED    IN OTHER      LONG-TERM      PREFERRED
       AT MARCH 31, 1997         DEFICIT(C)      ASSETS         DEBT           STOCK
------------------------------   -----------   ----------   -------------   -----------
WFLN-FM(d).....................   $     --      $    --       $ 37,750       $     --
WFLN-FM(d).....................     (2,633)          --        (41,800)            --
WEJM-FM/AM(e)..................     (9,240)          --        (22,250)            --
WPNT-FM(f).....................         --        5,500         68,250             --
WPNT-FM(f).....................       (812)          --        (75,000)            --
WLUP-FM(g).....................    (29,848)          --        (80,000)            --
KDFC-FM(h).....................         --           --        (50,000)            --
San Francisco -- 107.7(i)......       (787)          --        (44,000)            --
Evergreen Viacom
  Acquisition(j)...............         --       45,750        364,875        200,000
WJZW-FM(k).....................         --           --        (68,000)            --
Gannett(l).....................         --           --        340,000             --
                                  --------      -------       --------       --------
                                  $(43,320)     $51,250       $429,825       $200,000
                                  ========      =======       ========       ========

(a) The Company has assumed that historical balances of net property and equipment to be acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by management of the respective stations to be acquired in the Pending Evergreen Transactions.

(b) Represents the tax effect upon consummation of the transaction.

(c) Represents the gain on sale, net of tax, upon consummation of the transaction.

(d)On August 12, 1996, the Company entered into an agreement to acquire, in the Secret/Philadelphia Acquisition, WFLN-FM in Philadelphia for $37,750 in cash. On April 4, 1997, the Company entered into an agreement to sell, in the Greater Media Disposition, WFLN-FM in Philadelphia for $41,800 in cash.

(e) On February 19, 1997, the Company entered into an agreement to sell, in the Crawford Disposition, WEJM-FM in Chicago for $14,750 in cash. On March 19, 1997, the Company entered into an agreement to sell, in the Douglas Chicago Disposition, WEJM-AM in Chicago for $7,500 in cash.

(f) On July 15, 1996, the Company entered into an agreement to acquire, in the Century Acquisition, WPNT-FM in Chicago for $73,750 in cash. On April 10, 1997, the Company entered into an agreement to sell, in the Bonneville Dispositions, WPNT-FM in Chicago for $75,000 in cash. The $5,500 decrease in other assets represents $5,000 in funds paid to the seller in exchange for the option to purchase the station and $500 in escrow funds which were classified as other assets at March 31, 1997.

(g)On April 10, 1997, the Company entered into an agreement to sell, in the Bonneville Dispositions, WLUP-FM in Chicago for $80,000 in cash.

(h) On April 10, 1997, the Company entered into an agreement to sell, in the Bonneville Dispositions, KDFC-FM in San Francisco for $50,000 in cash. The assets of KDFC-FM are classified as assets held for sale at March 31, 1997 in connection with the purchase price allocation of the acquisition of KKSF-FM/KDFC-FM/AM on January 31, 1997 and no gain or loss will be recognized by the Company upon consummation of the KDFC-FM sale.

(i) On April 8, 1997, the Company entered into an agreement to sell, in the San Francisco Frequency Disposition, the San Francisco 107.7 MHz FM dial position and transmission facility and the call letters from Chancellor's KSAN-FM in San Francisco for $44,000 in cash.

(j) On February 19, 1997, the Company and Chancellor entered into the Viacom Joint Purchase Agreement whereby in the event the Viacom Acquisition occurs prior to the consummation of the Chancellor Merger, the Company will purchase 6 of the 10 Viacom stations in the Evergreen Viacom Acquisition for $595,000 plus working capital ($10,125 at March 31, 1997) and estimated acquisition costs of $5,500 for an aggregate purchase price of $610,625. The stations to be acquired by the Company in the Evergreen Viacom Acquisition include WAXQ-FM and WLTW-FM in New York and WMZQ-FM, WZHF-AM, WJZW-FM and WBZS-AM in Washington, D.C. The assets of WJZW-FM in Washington, D.C. are classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition (see (k) below). The Evergreen Viacom Acquisition is expected to be financed with (i) a private placement of $200,000 liquidation amount of the Company's Convertible Preferred Stock for estimated net proceeds of $192,000; (ii) additional bank borrowings under the Senior Credit Facility of $364,875 and (iii) $53,750 in escrow funds paid by the Company on February 19, 1997 and classified as other assets at March 31, 1997. The net decrease in other assets of $45,750 reflects the decrease in other assets of $53,750 for the use of escrow funds offset by an increase in other assets to record the estimated issuance costs of the Convertible Preferred Stock of $8,000.

(k) On April 11, 1997, the Company entered into an agreement to sell, in the ABC/Washington Disposition, WJZW-FM in Washington (to be acquired as part of the Evergreen Viacom Acquisition) for $68,000 in cash. The assets of WJZW-FM are classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition and no gain or loss will be recognized by the Company upon consummation of the sale.

(l)On April 4, 1997, the Company entered into an agreement to acquire, in the Gannett Acquisition, 5 radio stations in 3 major markets from P&S, including WGCI-FM/AM in Chicago, KHKS-FM in Dallas, and

   KKBQ-FM/AM in Houston for $340,000. The pro forma combined financial statements assume that the transaction will close by December 26, 1997 and that no upward adjustment in the purchase price will occur.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING CHANCELLOR TRANSACTIONS

(3) Reflects the Pending Chancellor Transactions as follows:

                                                                                                         DECREASE     INCREASE
                             PURCHASE/             PROPERTY AND    ASSETS                                   IN      (DECREASE) IN
    PENDING CHANCELLOR        (SALES)    CURRENT    EQUIPMENT,      HELD     INTANGIBLE      CURRENT      OTHER       LONG-TERM
       TRANSACTIONS            PRICE     ASSETS        NET        FOR SALE   ASSETS, NET   LIABILITIES    ASSETS        DEBT
    ------------------       ---------   -------   ------------   --------   -----------   -----------   --------   -------------
WBAB-FM, WBLI-FM, WBGG-AM,
  WHFM-FM(a)...............   $11,000    $   --       $1,494      $     --    $  9,506       $    --     $    --      $ 11,000
Chancellor Viacom
  Acquisition(b)...........   500,547    11,412        4,536        37,000     451,784        (4,185)     53,750       446,797
WDRQ-FM(c).................   (37,000)       --           --       (37,000)         --            --          --       (37,000)
                              --------   -------      ------      --------    --------       -------     -------      --------
        Total..............   $474,547   $11,412      $6,030      $     --    $461,290       $(4,185)    $53,750      $420,797
                              ========   =======      ======      ========    ========       =======     =======      ========

---------------

(a) On July 1, 1996, Chancellor entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition on February 13, 1997, see 16(e) below), and $11,000 in cash for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island. The amounts allocated to net property and equipment and net intangible assets are based upon preliminary appraisals of the assets to be acquired.

(b) On February 19, 1997, Chancellor and the Company entered into the Viacom Joint Purchase Agreement whereby in the event the Viacom Acquisition occurs prior to the consummation of the Chancellor Merger, Chancellor will be required to purchase 4 of the 10 Viacom stations in the Chancellor Viacom Acquisition for $480,000 plus working capital ($7,547 at March 31, 1997) and estimated acquisition costs of $13,000 for an aggregate purchase price of $500,547. The stations to be acquired by Chancellor include KYSR-FM and KIBB-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit. The assets of WDRQ-FM are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see (c) below). The Chancellor Viacom Acquisition will be financed through (i) additional bank borrowings of $276,797 under the Chancellor Restated Credit Agreement (see (4) below); (ii) escrow funds of $53,750 paid by Chancellor on February 19, 1997 and classified as other assets at March 31, 1997 and
    (iii) Chancellor's borrowings under the Chancellor Interim Financing for estimated net proceeds of $170,000 (estimated costs of $1,700 related to the Chancellor Interim Financing will be financed through working capital). Chancellor has assumed that historical balances of net property and equipment approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by the management of Viacom.

(c) On April 11, 1997, Chancellor entered into an agreement to sell, in the ABC/Detroit Disposition, WDRQ-FM in Detroit (to be acquired as part of the Chancellor Viacom Acquisition) for $37,000 in cash. The assets of WDRQ-FM are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition and no gain or loss will be recognized by Chancellor upon consummation of the sale.

(4) In connection with the Chancellor Viacom Acquisition, Chancellor expects to refinance the Existing Chancellor Credit Agreement (when and as amended, the "CRBC Restated Credit Agreement"). The CRBC Restated Credit Agreement is expected to provide for a $400,000 term loan facility and a $350,000 revolving loan facility. Reflects the $12,500 adjustment to decrease current maturities of long-term debt under the CRBC Restated Credit Agreement to $0.

(5) Reflects an extraordinary charge of $5,400 for estimated early call premiums and fees of $9,000 (less a tax benefit of $3,600) to be incurred in connection with the redemption of Chancellor's 12.5% Senior

    Subordinated Notes ($60,000 principal amount). The redemption will be financed through additional borrowings of $69,000 under the CRBC Restated Credit Agreement.

(6) Reflects (i) the adjustment to write-off the unamortized balance of deferred loan fees of $2,566 (net of a tax benefit of $1,711) at March 31, 1997 related to the Chancellor 12.5% Senior Subordinated Notes and the Existing CRBC Credit Agreement as an extraordinary item and (ii) the adjustment to record estimated new loan fees of $3,500 to be incurred in connection with the CRBC Restated Credit Agreement and financed through additional bank borrowings under such agreement.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE CHANCELLOR MERGER

(7) Chancellor Merger Purchase Price Information. In connection with the Chancellor Merger, each outstanding share of Chancellor common stock will be converted into the right to receive 0.9091 shares of Evergreen's New Common Stock. For purposes of the unaudited pro forma condensed combined financial statements, the fair market value of Evergreen's New Common Stock is calculated by using $31.00 per share which is based on the market price of Evergreen's Class A Common Stock on and around the announcement date of the Chancellor Merger on February 19, 1997. The aggregate purchase price is summarized below:

EXCHANGE OF CHANCELLOR COMMON STOCK:
Shares of Chancellor Common Stock outstanding...............  18,985,122
Exchange ratio..............................................       .9091
                                                              ----------
Shares of New Common Stock to be issued in connection with
  the Chancellor Merger.....................................  17,259,374
                                                              ==========

AGGREGATE PURCHASE PRICE:
Estimated fair value of New Common Stock to be issued in
  connection with the Chancellor Merger (17,259,374 shares @
  $31.00 per share).........................................  $  535,041
Chancellor debt and equity assumed at fair values:
  Long-term debt outstanding:
     Revolving Loan.........................................     199,918
     Term Loan..............................................     400,000
     CRBC 9 3/8% Notes......................................     200,000
     Chancellor Interim Financing...........................     170,000
  Total long-term debt outstanding..........................     969,918
  12 1/4% Preferred Stock...................................     114,670
  12% Preferred Stock.......................................     204,533
  7% Convertible Preferred Stock............................     111,454
  Stock options issued by Chancellor........................      37,669
Financial advisors, legal, accounting and other professional
  fees......................................................      28,000
                                                              ----------
Aggregate purchase price....................................  $2,001,285
                                                              ==========

     To record the aggregate purchase price of the Chancellor Merger and eliminate certain Chancellor historical balances as follows:

                                                      ELIMINATION
                                                     OF CHANCELLOR
                                         PURCHASE     HISTORICAL        CHANCELLOR
                                          PRICE        BALANCES           MERGER            NET
                                        ALLOCATION    AS ADJUSTED        FINANCING       ADJUSTMENT
                                        ----------   -------------      -----------      ----------
Current assets........................  $   72,691    $   (72,691)      $        --      $      --
Property and equipment, net...........      74,210        (74,210)               --             --
Intangible assets.....................   1,864,467     (1,439,384)               --        425,083
Other assets..........................      13,643        (13,643)               --             --
Current liabilities...................     (27,878)        27,878                --             --
Long-term debt........................          --        969,918          (997,918)(a)    (28,000)
Deferred tax liabilities (assets).....       4,938         (4,938)               --             --
Other liabilities.....................        (786)           786                --             --
Redeemable preferred stock............          --        414,175          (430,657)(b)    (16,482)
Common stock..........................          --            189              (173)(c)         16
Additional paid-in capital............          --        246,442          (572,537)(d)   (326,095)
Accumulated deficit...................          --        (53,484)               --        (53,484)
Treasury stock........................          --         (1,038)(e)            --         (1,038)
                                        ----------    -----------       -----------      ---------
Aggregate Purchase Price..............  $2,001,285    $        --       $(2,001,285)     $      --
                                        ==========    ===========       ===========      =========

---------------

(a) Reflects the adjustment to record debt assumed or incurred by the Company including (i) Chancellor's long-term debt of $969,918 and (ii) additional bank borrowings of $28,000 required to finance estimated financial advisors, legal, accounting and other professional fees.

(b) Reflects the adjustment to record the estimated fair value of redeemable preferred stock to be issued (a) by EMCLA in exchange for (i) CRBC's 12 1/4% Preferred Stock of $114,670 (including accrued and unpaid dividends of $14,670) and (ii) CRBC's 12% Preferred Stock of $204,533 (including accrued and unpaid dividends of $4,533) and (b) by Evergreen in exchange for Chancellor's 7% Convertible Preferred Stock of $111,454 (including accrued and unpaid dividends of $1,454).

(c) Reflects 17,259,374 shares of the New Common Stock at a par value of $0.01 to be issued in connection with the Chancellor Merger.

(d) Reflects additional paid-in capital of $534,868 related to 17,259,374 shares of the New Common Stock to be issued in connection with the Chancellor Merger and the fair value of stock options assumed by the Company of $37,669. The $37,669 fair value of the Chancellor stock options was estimated using the Black-Scholes option pricing model and the Chancellor Merger exchange ratio of .9091 applied to Chancellor's outstanding options and exercise prices. At March 31, 1997, Chancellor had 1,928,900 options outstanding with exercise prices ranging from $7.50 to $36.75.

(e) Reflects the elimination of Chancellor's treasury stock which will be cancelled and retired upon consummation of the Chancellor Merger.

(8) To record a $281,490 deferred tax liability related to the difference between the financial statement carrying amount and the tax basis of Chancellor acquired assets.

THE COMPANY'S HISTORICAL CONDENSED COMBINED STATEMENTS OF OPERATIONS AND ADJUSTMENTS RELATED TO THE COMPLETED EVERGREEN TRANSACTIONS

(9) The Company's historical condensed combined statement of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 and pro forma adjustments related to the Completed Evergreen Transactions are summarized below:

                                                                                   ACQUISITIONS
                                                       --------------------------------------------------------------------

                                                                                     WWRC-AM                     WWWW-FM/
                                                         PYRAMID       KYLD-FM       WGAY-FM       WEDR-FM        WDFN-AM
                                           COMPANY     HISTORICAL    HISTORICAL    HISTORICAL     HISTORICAL    HISTORICAL
    COMPLETED EVERGREEN TRANSACTIONS      HISTORICAL   1-1/1-17(A)   1/1-4/30(B)   1/1-6/17(C)   1/1-10/18(D)   1/1-2/14(E)
    --------------------------------      ----------   -----------   -----------   -----------   ------------   -----------
YEAR ENDED DECEMBER 31, 1996
Gross revenues..........................   $337,405      $2,144        $ 2,308        $ 3,264      $ 7,933          $ 839
Less: agency commissions................    (43,555)       (216)          (363)          (409)      (1,066)          (102)
                                           --------      ------        -------        -------      -------          -----
Net revenues............................    293,850       1,928          1,945          2,855        6,867            737
Station operating expenses excluding
  depreciation and amortization.........    174,344       1,489          1,885          3,493        2,933            815
Depreciation and amortization...........     93,749         502            749            314           29             45
Corporate general and administrative
  expenses..............................      7,797         123            256            477        1,401             --
                                           --------      ------        -------        -------      -------          -----
Operating income (loss).................     17,960        (186)          (945)        (1,429)       2,504           (123)
Interest expense........................     37,527         343          1,094             --           --             --
Other (income) expense..................       (477)         (5)           (97)             5          (15)            --
                                           --------      ------        -------        -------      -------          -----
Income (loss) before income taxes.......    (19,090)       (524)        (1,942)        (1,434)       2,519           (123)
Income tax expense (benefit)............     (2,896)         --             --           (453)          --             --
                                           --------      ------        -------        -------      -------          -----
Net income (loss).......................    (16,194)       (524)        (1,942)          (981)       2,519           (123)
Preferred stock dividends...............      3,820          --             --             --           --             --
                                           --------      ------        -------        -------      -------          -----
Income (loss) attributable to common
  stockholders..........................   $(20,014)     $ (524)       $(1,942)       $  (981)     $ 2,519          $(123)
                                           ========      ======        =======        =======      =======          =====
Income (loss) per common share..........   $  (0.66)
                                           ========
Weighted average common shares
  outstanding(p)........................     30,207
OTHER FINANCIAL DATA:
Broadcast Cash Flow.....................   $119,506      $  439        $    60        $  (638)     $ 3,934          $ (78)

                                                                ACQUISITIONS                                DISPOSITIONS
                                          --------------------------------------------------------   ---------------------------
                                                                                                       WPEG-FM
                                                                                                      WBAV-FM/AM
                                            KKSF-FM/      WJLB-FM/                      WUSL-FM        WRFX-FM
                                           KDFC-FM/AM      WMXD-FM      WDAS-FM/AM      WIOQ-FM        WFNZ-FM        WNKS-FM
                                           HISTORICAL    HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL
    COMPLETED EVERGREEN TRANSACTIONS      1/1-10/31(F)   1/1-8/31(G)   1/1-12/31(H)   1/1-12/31(I)   1/1-12/31(I)   1/1-12/31(J)
    --------------------------------      ------------   -----------   ------------   ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues..........................     $13,646         $15,408      $16,809       $20,152         $(20,818)     $ (3,303)
Less: agency commissions................      (1,746)        (1,881)       (2,142)       (2,369)           2,733           337
                                             -------         -------      -------       -------         --------      --------
Net revenues............................      11,900         13,527        14,667        17,783          (18,085)       (2,966)
Station operating expenses excluding
  depreciation and amortization.........       6,358          5,721         7,759         9,519           (9,509)       (2,461)
Depreciation and amortization...........       2,351          2,415         2,763            --               --          (548)
Corporate general and administrative
  expenses..............................          --          1,005           620           533               --            --
                                             -------         -------      -------       -------         --------      --------
Operating income (loss).................       3,191          4,386         3,525         7,731           (8,576)           43
Interest expense........................         429          1,406            79         2,245               --            --
Other (income) expense..................         (48)            --           (39)           58               --            --
                                             -------         -------      -------       -------         --------      --------
Income (loss) before income taxes.......       2,810          2,980         3,485         5,428           (8,576)           43
Income tax expense (benefit)............          --            180            --            --               --            --
                                             -------         -------      -------       -------         --------      --------
Net income (loss).......................       2,810          2,800         3,485         5,428           (8,576)           43
Preferred stock dividends...............          --             --            --            --               --            --
                                             -------         -------      -------       -------         --------      --------
Income (loss) attributable to common
  stockholders..........................     $ 2,810         $2,800       $ 3,485       $ 5,428         $ (8,576)     $     43
                                             =======         =======      =======       =======         ========      ========
Income (loss) per common share..........

Weighted average common shares
  outstanding(p)........................
OTHER FINANCIAL DATA:
Broadcast Cash Flow.....................     $ 5,542         $7,806       $ 6,908       $ 8,264         $ (8,576)     $   (505)


                                                           COMPANY AS
                                                          ADJUSTED FOR
                                                           COMPLETED
                                           PRO FORMA       EVERGREEN
    COMPLETED EVERGREEN TRANSACTIONS      ADJUSTMENTS     TRANSACTIONS
    --------------------------------      -----------     ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues..........................   $     --         $395,787
Less: agency commissions................         --          (50,779)
                                           --------         --------
Net revenues............................         --          345,008
Station operating expenses excluding
  depreciation and amortization.........         --          202,346
Depreciation and amortization...........     26,493(k)       128,862
Corporate general and administrative
  expenses..............................     (4,415)(l)        7,797
                                           --------         --------
Operating income (loss).................    (22,078)           6,003
Interest expense........................     17,041(m)        60,164
Other (income) expense..................         --             (618)
                                           --------         --------
Income (loss) before income taxes.......    (39,119)         (53,543)
Income tax expense (benefit)............     (9,966)(n)      (13,135)
                                           --------         --------
Net income (loss).......................    (29,153)         (40,408)
Preferred stock dividends...............     (3,820)(o)           --
                                           --------         --------
Income (loss) attributable to common
  stockholders..........................   $(25,333)        $(40,408)
                                           ========         ========
Income (loss) per common share..........                    $  (0.96)
                                                            ========
Weighted average common shares
  outstanding(p)........................     11,948           42,155
OTHER FINANCIAL DATA:
Broadcast Cash Flow.....................   $     --         $142,662

                                                     ACQUISITIONS                DISPOSITIONS
                                               -------------------------   -------------------------
                                                                             WPEG-FM
                                                                           WBAV-FM/AM                                 COMPANY AS
                                                               WUSL-FM       WRFX-FM                                 ADJUSTED FOR
                                               WDAS-FM/AM      WIOQ-FM       WFNZ-FM       WNKS-FM                    COMPLETED
                                   COMPANY     HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL     PRO FORMA     EVERGREEN
COMPLETED EVERGREEN TRANSACTIONS  HISTORICAL   1/1-3/31(H)   1/1-3/31(I)   1/1-3/31(I)   1/1-3/31(J)   ADJUSTMENTS   TRANSACTIONS
--------------------------------  ----------   -----------   -----------   -----------   -----------   -----------   ------------
THREE MONTHS ENDED MARCH 31, 1997
Gross revenues..................   $93,812        $3,471       $4,376        $(4,932)       $(807)       $    --       $ 95,920
Less: agency commissions........   (11,915)         (471)        (530)           638           83             --        (12,195)
                                   -------        ------       ------        -------        -----        -------       --------
Net revenues....................    81,897         3,000        3,846         (4,294)        (724)            --         83,725
Station operating expenses
  excluding depreciation and
  amortization..................    52,984         1,931        2,367         (2,346)        (634)            --         54,302
Depreciation and amortization...    26,015           657           --             --         (141)         4,592(k)      31,123
Corporate general and
  administrative expenses.......     2,330           128           94             --           --           (222)(l)      2,330
                                   -------        ------       ------        -------        -----        -------       --------
Operating income (loss).........       568           284        1,385         (1,948)          51         (4,370)        (4,030)
Interest expense................     8,053            14          660             --           --          5,242(m)      13,969
Other (income) expense..........      (165)           57           --             --           --                          (108)
                                   -------        ------       ------        -------        -----        -------       --------
Income (loss) before income
  taxes.........................    (7,320)          213          725         (1,948)          51         (9,612)       (17,891)
Income tax expense (benefit)....    (1,309)           --           --             --           --         (3,551)(n)     (4,860)
                                   -------        ------       ------        -------        -----        -------       --------
Income (loss) attributable to
  common stock..................   $(6,011)       $  213       $  725        $(1,948)       $  51        $(6,061)      $(13,031)
                                   =======        ======       ======        =======        =====        =======       ========
  Income (loss) per common
    share.......................   $ (0.14)                                                                            $  (0.31)
                                   =======                                                                             ========
  Weighted average common shares
    outstanding.................    42,188                                                                               42,188
                                   =======                                                                             ========
OTHER FINANCIAL DATA:
Broadcast cash flow.............   $28,913        $1,069       $1,479        $(1,948)       $ (90)       $    --       $ 29,423
                                   =======        ======       ======        =======        =====        =======       ========

---------------

(a) On January 17, 1996, the Company acquired Pyramid Communications, Inc. ("Pyramid"), a radio broadcasting company with 12 radio stations (9 FM and 3
    AM) in five markets (Chicago, Philadelphia, Boston, Charlotte, and Buffalo) (the "Pyramid Acquisition"). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $316,343 of which $315,000 was financed through additional borrowings under the Company's prior senior credit facility. The historical financial data of Pyramid for the period of January 1, 1996 to January 17, 1996 excludes the combined net losses of approximately $60 for WHTT-FM, WHTT-AM and WSJZ-FM in Buffalo (the "Buffalo Transactions") which were sold in 1996 for $32,000 in cash.

(b) On August 14, 1996, the Company acquired KYLD-FM in San Francisco for $44,000 in cash. The Company had previously been operating KYLD-FM under a time brokerage agreement since May 1, 1996.

(c) On November 26, 1996, the Company exchanged WKLB-FM in Boston (which the Company acquired on May 3, 1996 for $34,000 in cash) for WGAY-FM in Washington, D.C. On April 3, 1997, the Company exchanged, in the Greater Media Exchange, WQRS-FM in Detroit (which the Company acquired on April 3, 1997 for $32,000 in cash) for WWRC-AM in Washington, D.C. and $9,500 in cash. The Company had previously been operating WGAY-FM and WWRC-AM under time brokerage agreements since June 17, 1996.

(d) On October 18, 1996, the Company acquired WEDR-FM in Miami for $65,000 in cash.

(e) On January 31, 1997, the Company acquired, in the WWWW/WDFN Acquisition, WWWW-FM and WDFN-AM in Detroit from Chancellor for $30,000 in cash (of which $1,500 was paid as escrow funds in January 1996). The Company had previously provided certain sales and promotional functions to WWWW-FM and WDFN-AM under a joint sales agreement since February 14, 1996 and subsequently operated the stations under a time brokerage agreement since April 1, 1996.

(f) On January 31, 1997, the Company acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash (of which $10,000 was paid as escrow funds in November 1996). The Company had previously been operating the stations under a time brokerage agreement since November 1, 1996.

(g) On April 1, 1997, the Company acquired, in the Secret/Detroit Acquisition, WJLB-FM and WMXD-FM in Detroit for $168,000 in cash. The Company had previously been operating the stations under a time brokerage agreement since September 1, 1996.

(h) On May 1, 1997, the Company acquired, in the Beasley Acquisition, WDAS-FM/AM in Philadelphia for $103,000 in cash.

(i) On May 15, 1997, the Company exchanged, in the EZ Exchange, 5 of its 6 stations in the Charlotte market (WPEG-FM, WBAV-FM/AM, WRFX-FM and WFNZ-AM) for WUSL-FM and WIOQ-FM in Philadelphia.

(j) On May 15, 1997, the Company sold, in the EZ Sale, WNKS-FM in Charlotte for $10,000 in cash.

(k) Reflects incremental amortization related to the Completed Evergreen Transactions and is based on the following allocation to intangible assets:

                                        INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
     COMPLETED EVERGREEN TRANSACTIONS   AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
       YEAR ENDED DECEMBER 31, 1996      PERIOD(I)        NET        EXPENSE(I)      EXPENSE       INCREASE
     --------------------------------   ------------   ----------   ------------   ------------   ----------
    Pyramid Acquisition (ii)..........     1/1-1/17     $325,871      $ 1,026         $  409       $   617
    KYLD-FM...........................     1/1-8/14       43,659        1,811            640         1,171
    WEDR-FM...........................    1/1-10/18       63,757        3,400             --         3,400
    WGAY-FM...........................    1/1-11/26       32,538        1,964             --         1,964
    WWWW-FM/WDFN-AM...................    1/1-12/31       26,590        1,773              7         1,766
    KKSF-FM/KDFC-AM (iii).............    1/1-12/31       63,500        4,233            868         3,365
    WJLB-FM/WMXD-FM...................    1/1-12/31      165,559       11,037          2,145         8,892
    WWRC-AM...........................    1/1-12/31       16,808        1,121             --         1,121
    WDAS-FM/AM........................    1/1-12/31      100,000        6,667          2,470         4,197
                                                        --------      -------         ------       -------
              Total...................                  $838,282      $33,032         $6,539       $26,493
                                                        ========      =======         ======       =======

                                        INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
     COMPLETED EVERGREEN TRANSACTIONS   AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
    THREE MONTHS ENDED MARCH 31, 1997    PERIOD(I)        NET        EXPENSE(I)      EXPENSE       INCREASE
    ---------------------------------   ------------   ----------   ------------   ------------   ----------
    WWWW-FM/WDFN-AM...................     1/1-1/31     $ 26,590      $   148         $   --       $   148
    KKSF-FM/KDFC-AM (iii).............     1/1-1/31       63,500          353             --           353
    WJLB-FM/WMXD-FM...................     1/1-3/31      165,559        2,759             --         2,759
    WWRC-AM...........................     1/1-3/31       16,808          280             --           280
    WDAS-FM/AM........................     1/1-3/31      100,000        1,667            615         1,052
                                                        --------      -------         ------       -------
              Total...................                  $372,457      $ 5,207         $  615       $ 4,592
                                                        ========      =======         ======       =======

     (i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life. The incremental amortization period represents the period of the year that the station was not owned by the Company.

     (ii) Intangible assets for the Pyramid Acquisition of $325,871 includes $61,218 resulting from the recognition of deferred tax liabilities and excludes approximately $29,915 of the purchase price allocated to the Buffalo Stations which were sold during the year ended December 31, 1996.

     (iii) Intangible assets for KKSF-FM and KDFC-AM excludes approximately $50,000 of the purchase price allocated to KDFC-FM which has been classified as assets held for sale.

    Historical depreciation expense of the Completed Evergreen Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(l) Reflects the elimination of estimated duplicate corporate expenses of $4,415 for the year ended December 31, 1996 and $222 for the three months ended March 31, 1997 related to the Completed Evergreen Transactions.

(m) Reflects the adjustment to interest expense in connection with the consummation of the Completed Evergreen Transactions, the 1996 Offering and the amendment and restatement of the Company's senior credit agreement:

                                                                            THREE MONTHS
                                                         YEAR ENDED            ENDED
                                                      DECEMBER 31, 1996    MARCH 31, 1997
                                                      -----------------    --------------
Additional bank borrowings related to:
  Completed Acquisitions............................      $895,500            $427,000
  Completed Dispositions............................       (42,000)            (10,000)
  New Loan Fees.....................................        10,000              10,000
                                                          --------            --------
Total additional bank borrowings....................      $863,500            $427,000
                                                          ========            ========

Interest expense at 7.0%............................      $ 37,640            $  5,916
Less: historical interest expense...................        (5,596)               (674)
                                                          --------            --------
Net increase in interest expense....................        32,044               5,242
Reduction in interest expense on bank debt related
  to the application of net proceeds of the 1996
  Equity Offering of $264,236 at 7.0% for the period
  January 1, 1996 to October 22, 1996...............       (15,003)                 --
                                                          --------            --------
Total adjustment for net increase in interest
  expense...........................................      $ 17,041            $  5,242
                                                          ========            ========

(n) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(o) Reflects the elimination of historical preferred stock dividends of $3,820 for the year ended December 31, 1996 assuming the conversion of 1,608,297 shares of the Company's Convertible Preferred Stock into 5,025,916 shares of the Company's Class A Common Stock and the redemption of the remaining 1,703 shares of Convertible Preferred Stock occurred January 1, 1996.

(p) The pro forma combined loss per common share data is computed by dividing pro forma loss attributable to common stockholders by the weighted average common shares assumed to be outstanding. A summary of shares used in the pro forma combined loss per common share calculation follows:

                                                                            THREE MONTHS
                                                         YEAR ENDED            ENDED
                                                      DECEMBER 31, 1996    MARCH 31, 1997
                                                      -----------------    --------------
Historical weighted average shares outstanding......       30,207              42,188
Incremental weighted average shares relating to:
  Issuance of 9,000,000 shares of Class A Common
     Stock on October 17, 1996......................        7,325                  --
  1996 Preferred Stock Conversion...................        4,623                  --
                                                          -------              ------
Total incremental weighted average shares...........       11,948                  --
                                                          -------              ------
Shares used in the pro forma combined earnings per
  share calculation.................................       42,155              42,188
                                                          =======              ======

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations Related to the Pending Evergreen Transactions

    (10) The detail of the historical financial data of the stations to be acquired or disposed of in the Pending Evergreen Transactions for the year ended December 31, 1996 and the three months ended March 31, 1997 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                               ACQUISITIONS                                 DISPOSITIONS
                                        ---------------------------   ---------------------------------------------------------
                                         EVERGREEN
                                           VIACOM                                       WEJM-
                                        ACQUISITION      GANNETT        WFLN-FM         FM/AM         WLUP-FM        KDFC-FM
    EVERGREEN PENDING TRANSACTIONS       HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL
   YEAR ENDED DECEMBER 31, 1996(A)      1/1-12/31(B)   1/1-12/31(C)   9/1-12/31(D)   1/1-12/31(E)   1/1-12/31(F)   1/1-12/31(G)
   -------------------------------      ------------   ------------   ------------   ------------   ------------   ------------
Gross revenues........................    $ 67,926       $52,028        $(1,455)       $(2,690)       $(17,024)      $(5,138)
Less: agency commissions..............     (10,493)       (6,819)           159            293           2,332           643
                                          --------       -------        -------        -------        --------       -------
Net revenues..........................      57,433        45,209         (1,296)        (2,397)        (14,692)       (4,495)
Station operating expenses excluding
  depreciation and amortization.......      26,598        25,031           (725)        (2,217)        (11,697)       (2,300)
Depreciation and amortization.........       6,267         1,760           (800)        (1,719)         (1,585)         (853)
Corporate general and administrative
  expenses............................       1,617            --             --             --              --            --
                                          --------       -------        -------        -------        --------       -------
Operating income (loss)...............      22,951        18,418            229          1,539          (1,410)       (1,342)
Interest expense......................          --            --             --             --              --            --
Other (income) expense................  459.......            --             --             --              --            --
                                          --------       -------        -------        -------        --------       -------
Income (loss) before income taxes.....      22,492        18,418            229          1,539          (1,410)       (1,342)
Income tax expense (benefit)..........  10,612....            --             --             --              --            --
                                          --------       -------        -------        -------        --------       -------
Net income (loss).....................    $ 11,880       $18,418        $   229        $ 1,539        $ (1,410)      $(1,342)
                                          ========       =======        =======        =======        ========       =======
OTHER FINANCIAL DATA:
Broadcast Cash Flow...................    $ 30,835       $20,178        $  (571)       $  (180)       $ (2,995)      $(2,195)

                                                       DISPOSITIONS
                                        -------------------------------------------
                                                                          TOTAL
                                        SAN FRANCISCO                    PENDING
                                            107.7         WJZW-FM       EVERGREEN
    EVERGREEN PENDING TRANSACTIONS       HISTORICAL      HISTORICAL    TRANSACTIONS
   YEAR ENDED DECEMBER 31, 1996(A)      1/1-12/31(H)    1/1-12/31(I)    HISTORICAL
   -------------------------------      -------------   ------------   ------------
Gross revenues........................     $(2,736)       $(8,443)       $ 82,468
Less: agency commissions..............         358          1,311         (12,216)
                                           -------        -------        --------
Net revenues..........................      (2,378)        (7,132)         70,252
Station operating expenses excluding
  depreciation and amortization.......      (3,159)        (3,998)         27,533
Depreciation and amortization.........      (3,826)          (589)         (1,345)
Corporate general and administrative
  expenses............................          --           (206)          1,411
                                           -------        -------        --------
Operating income (loss)...............       4,607         (2,339)         42,653
Interest expense......................          --             --              --
Other (income) expense................          --             --             459
                                           -------        -------        --------
Income (loss) before income taxes.....       4,607         (2,339)         42,194
Income tax expense (benefit)..........          --           (913)          9,699
                                           -------        -------        --------
Net income (loss).....................     $ 4,607        $(1,426)       $ 32,495
                                           =======        =======        ========
OTHER FINANCIAL DATA:
Broadcast Cash Flow...................     $   781        $(3,134)       $ 42,719

                                               ACQUISITIONS                              DISPOSITIONS
                                         -------------------------   -----------------------------------------------------
                                          EVERGREEN
                                           VIACOM                                     WEJM-
                                         ACQUISITION     GANNETT       WFLN-FM        FM/AM        WLUP-FM       KDFC-FM
    EVERGREEN PENDING TRANSACTIONS       HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL
 THREE MONTHS ENDED MARCH 31, 1997(A)    1/1-3/31(B)   1/1-3/31(C)   1/1-3/31(D)   1/1-3/31(E)   1/1-3/31(F)   1/1-3/31(G)
 ------------------------------------    -----------   -----------   -----------   -----------   -----------   -----------
Gross revenues.........................   $ 17,027      $ 12,392       $ (908)        $(572)       $(2,762)       $(278)
Less: agency commissions...............     (2,788)       (1,082)          93            57            355           26
                                          --------      --------       ------         -----        -------        -----
Net revenues...........................     14,239        11,310         (815)         (515)        (2,407)        (252)
Station operating expenses excluding
  depreciation and amortization........      6,917         6,908         (539)         (524)        (2,894)        (224)
Depreciation and amortization..........      1,101           435         (600)         (235)          (385)          --
Corporate general and administrative
  expenses.............................        341            --           --            --             --           --
                                          --------      --------       ------         -----        -------        -----
Operating income (loss)................      5,880         3,967          324           244            872          (28)
Interest expense.......................         --            --           --            --             --           --
Other (income) expense.................         --            --           --            --             --           --
                                          --------      --------       ------         -----        -------        -----
Net income (loss)......................      5,880         3,967          324           244            872          (28)
Income tax expense.....................      2,946            --           --            --             --           --
                                          --------      --------       ------         -----        -------        -----
Net income (loss)......................   $  2,934      $  3,967       $  324         $ 244        $   872        $ (28)
                                          ========      ========       ======         =====        =======        =====
OTHER FINANCIAL DATA
Broadcast Cash Flow....................   $  7,322      $  4,402       $ (276)        $   9        $   487        $ (28)

                                                DISPOSITIONS
                                         ---------------------------
                                                                          TOTAL
                                         SAN FRANCISCO                   PENDING
                                             107.7         WJZW-FM      EVERGREEN
    EVERGREEN PENDING TRANSACTIONS        HISTORICAL     HISTORICAL    TRANSACTIONS
 THREE MONTHS ENDED MARCH 31, 1997(A)     1/1-3/31(H)    1/1-3/31(I)    HISTORICAL
 ------------------------------------    -------------   -----------   ------------
Gross revenues.........................     $ (574)         ($1,727)     $22,598
Less: agency commissions...............         72             296        (2,971)
                                            ------           -------     -------
Net revenues...........................       (502)         (1,431)       19,627
Station operating expenses excluding
  depreciation and amortization........       (868)           (926)        7,850
Depreciation and amortization..........       (949)           (138)         (771)
Corporate general and administrative
  expenses.............................         --             (35)          306
                                            ------           -------     -------
Operating income (loss)................      1,315            (332)       12,242
Interest expense.......................         --              --            --
Other (income) expense.................         --              --            --
                                            ------           -------     -------
Net income (loss)......................      1,315            (332)       12,242
Income tax expense.....................         --            (130)        2,816
                                            ------           -------     -------
Net income (loss)......................     $1,315           $(202)      $ 9,426
                                            ======           =======     =======
OTHER FINANCIAL DATA
Broadcast Cash Flow....................     $  366           $(505)      $11,777

---------------

(a) On July 15, 1996, the Company entered into an agreement to acquire, in the Century Acquisition, WPNT-FM in Chicago for $73,750 in cash of which $5,500 was paid as escrow funds in July 1996. On April 10, 1997, the Company entered into an agreement to sell, in the Bonneville Dispositions, WPNT-FM in Chicago for $75,000 in cash. The results of operations of WPNT are excluded as the acquisition and disposition is deemed to have occurred on January 1, 1996.

(b) On February 19, 1997, the Company and Chancellor entered into the Viacom Joint Purchase Agreement whereby in the event the Viacom Acquisition occurs prior to the consummation of the Merger, the Company will purchase 6 of the 10 Viacom stations in the Evergreen Viacom Acquisition for $595,000 plus working capital ($10,125 at March 31, 1997) and estimated acquisition costs of $5,500 for an aggregate purchase price of $610,625. The stations to be acquired by the Company in the Evergreen Viacom Acquisition include WAXQ-FM and WLTW-FM in New York and WMZQ-FM, WZHF-AM, WJZW-FM and WBZS-AM in Washington, D.C. The Viacom results of operations reflect the financial performance of WAXQ-FM for six months of the year that the station was operated by Viacom (July 1, 1996 to December 31, 1996) combined with net income of $851 for the first half of the year when the station was under prior ownership.

(c) On April 4, 1997, the Company entered into an agreement to acquire, in the Gannett Acquisition, 5 radio stations in 3 major markets from P&S including WGCI-FM/AM in Chicago, KHKS-FM in Dallas, and KKBQ-FM/AM in Houston ("Gannett") for $340,000 in cash.

(d) On August 12, 1996, the Company entered into an agreement to acquire, in the Secret/Philadelphia Acquisition, WFLN-FM in Philadelphia for $37,750 in cash. On April 8, 1997, the Company entered into an agreement to sell, in the Greater Media Disposition, WFLN-FM in Philadelphia for $41,800 in cash. The Company has been operating WFLN-FM under a time brokerage agreement since September 1, 1996.

(e) On February 19, 1997, the Company entered into an agreement to sell, in the Crawford Disposition, WEJM-FM in Chicago for $14,750 in cash. On March 19, 1997, the Company entered into an agreement to sell, in the Douglas Chicago Disposition, WEJM-AM in Chicago for $7,500 in cash.

(f) On April 10, 1997, the Company entered into an agreement to sell, in the Bonneville Dispositions, WLUP-FM in Chicago for $80,000 in cash.

(g) On January 31, 1997, the Company acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash. The Company had previously been operating KKSF-FM and KDFC-FM/AM under a time brokerage agreement since November 1, 1996. On April 10, 1997, the Company entered into an agreement to sell KDFC-FM in San Francisco for $50,000 in cash. The assets of KDFC-FM are classified as assets held for sale in connection with the purchase price allocation of the acquisition of KKSF-FM/KDFC-FM/AM. Accordingly, KDFC-FM net income of approximately $304 for the period February 1, 1997 through March 31, 1997 has been excluded from the Company's historical condensed statement of operations. Therefore, the KDFC-FM condensed statement of operations includes results of operations for January 1, 1997 through January 31, 1997 (the time brokerage agreement holding period in 1997) for the three months ended March 31, 1997.

(h) On April 8,1997, the Company entered into an agreement to sell, in the San Francisco Frequency Disposition, the San Francisco 107.7 MHz FM dial position and transmission facility and the call letters from Chancellor's KSAN-FM in San Francisco for $44,000 in cash.

(i) On April 11, 1997, the Company entered into an agreement to sell, in the ABC/Washington Disposition, WJZW-FM in Washington (to be acquired as part of the Evergreen Viacom Acquisition) for $68,000 in cash.

(11) Reflects incremental amortization related to the assets acquired in the Pending Evergreen Transactions (see notes 2(j) and 2(l)) and is based on the allocation of the total consideration as follows:

                                                                              THREE MONTHS
                                                           YEAR ENDED            ENDED
                                                        DECEMBER 31, 1996    MARCH 31, 1997
                                                        -----------------    --------------
 Amortization expense on $861,827 additional
   intangible assets amortized on a straight-line
   basis over a 15 year period........................       $57,455            $14,364
 Less: historical amortization expense................        (6,835)            (1,098)
                                                             -------            -------
 Adjustment for net increase in amortization
   expense............................................       $50,620            $13,266
                                                             =======            =======

     Historical depreciation expense of the Pending Evergreen Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(12) Reflects the elimination of estimated duplicate corporate expenses of $1,100 for the year ended December 31, 1996 and $232 for the three months ended March 31, 1997 related to the Pending Evergreen Transactions.

(13) Reflects the adjustment to interest expense in connection with the consummation of the Pending Evergreen Transactions:

                                                                              THREE MONTHS
                                                           YEAR ENDED            ENDED
                                                        DECEMBER 31, 1996    MARCH 31, 1997
                                                        -----------------    --------------
 Additional bank borrowings related to:
   Pending Acquisitions...............................      $ 870,125          $ 864,625(a)
   Pending Dispositions...............................       (381,050)          (381,050)
                                                            ---------          ---------
 Total additional bank borrowings.....................      $ 489,075          $ 483,575
                                                            =========          =========
 Interest expense on additional bank borrowings at
   7.0%...............................................      $  34,062          $   8,033
                                                            =========          =========

     (a) The additional bank borrowings of $864,625 for the three months ended March 31, 1997 does not include borrowings of $5,500 to finance the escrow deposits for WPNT-FM as these borrowings were outstanding at December 31, 1996 and are therefore included in historical interest expense for the three months ended March 31, 1997.

(14) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(15) Reflects assumed dividends on the Convertible Preferred Stock of $12,000 for the year ended December 31, 1996 and $3,000 for the three months ended March 31, 1997.

ADJUSTMENTS TO CHANCELLOR'S HISTORICAL CONDENSED COMBINED STATEMENT OF OPERATIONS RELATED TO THE COMPLETED CHANCELLOR TRANSACTIONS

(16) Chancellor's historical condensed combined statement of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 and pro forma adjustments related to the Completed Chancellor Transactions is summarized below:

                                                                              ACQUISITIONS
                                          ------------------------------------------------------------------------------------

                                                                          KIMN-FM/                     KOOL-FM
                                                           SHAMROCK       KALC-FM         COLFAX      HISTORICAL    SUNDANCE
   COMPLETED CHANCELLOR TRANSACTIONS       CHANCELLOR     HISTORICAL     HISTORICAL     HISTORICAL       1/1-      HISTORICAL
      YEAR ENDED DECEMBER 31, 1996        HISTORICAL(A)   1/1-2/14(B)   1/1-12/31(C)   1/1-12/31(D)    3/31(D)     1/1-9/12(D)
   ---------------------------------      -------------   -----------   ------------   ------------   ----------   -----------
Gross revenues..........................    $203,188        $ 9,698        $2,010        $51,745         $1,665      $13,844
Less: agency commissions................     (24,787)        (1,234)         (259)        (6,626)          (234)      (1,740)
                                            --------        -------        ------        -------         -------     -------
Net revenues............................     178,401          8,464         1,751         45,119          1,431       12,104
Station operating expenses excluding
  depreciation and amortization.........     111,210          7,762         1,523         28,584            852        7,678
Depreciation and amortization...........      20,877            595           511          4,494            229        1,242
Corporate general and administrative
  expenses..............................       4,845          2,215            --             --             --           --
Stock option compensation...............       3,800             --            --             --             --           --
                                            --------        -------        ------        -------         -------     -------
Operating income (loss).................      37,669         (2,108)         (283)        12,041            350        3,184
Interest expense........................      35,704          1,380            --          4,369            299           --
Other (income) expense..................          68             49           312           (179)            --           25
                                            --------        -------        ------        -------         -------     -------
Income (loss) before income taxes.......       1,897         (3,537)         (595)         7,851             51        3,159
Income tax expense (benefit)............       4,612             --            --             --             --           --
Dividends and accretion on preferred
  stock of subsidiary...................      11,557             --            --             --             --           --
                                            --------        -------        ------        -------         -------     -------
Net income (loss).......................     (14,272)        (3,537)         (595)         7,851             51        3,159
Preferred stock dividends...............          --             --            --             --             --           --
                                            --------        -------        ------        -------         -------     -------
Income (loss) attributable to common
  stockholders..........................    $(14,272)       $(3,537)       $ (595)       $ 7,851         $   51      $ 3,159
                                            ========        =======        ======        =======         =======     =======
OTHER FINANCIAL DATA:
Broadcast Cash Flow.....................    $ 67,191        $   702        $  228        $16,535         $  579      $ 4,426

                                                ACQUISITIONS                       DISPOSITIONS
                                          ------------------------   ----------------------------------------    PRO FORMA
                                                                                                   WMIL-FM/     ADJUSTMENTS
                                                         KSTE-FM      WWWW-FM/       KTBZ-FM       WOKY-AM        FOR THE
                                             OMNI       HISTORICAL     WDFN-AM     HISTORICAL     HISTORICAL     COMPLETED
   COMPLETED CHANCELLOR TRANSACTIONS      HISTORICAL       1/1-      HISTORICAL       1/1-           1/1-        CHANCELLOR
      YEAR ENDED DECEMBER 31, 1996        1/1-6/30(E)    7/31(F)     1/1-2/14(G)     2/14(C)       12/31(H)     TRANSACTIONS
   ---------------------------------      -----------   ----------   -----------   -----------   ------------   ------------
Gross revenues..........................    $8,710         $1,411        $(839)      $  (399)      $(9,552)       ($ 5,022)(i)
Less: agency commissions................    (1,211)          (149)         102            48         1,070              --
                                            ------         ------        -----       -------       -------        --------
Net revenues............................     7,499          1,262         (737)         (351)       (8,482)         (5,022)
Station operating expenses excluding
  depreciation and amortization.........     4,985          1,244         (815)         (521)       (4,896)         (5,763)(i)
Depreciation and amortization...........     1,458            375          (45)          (42)         (539)          7,831(j)
                                                                                                                    (1,554)(k)
Corporate general and administrative
  expenses..............................        --             --           --            --            --          (1,706)(l)
Stock option compensation...............        --             --           --            --            --              --
                                            ------         ------        -----       -------       -------        --------
Operating income (loss).................     1,056           (357)         123           212        (3,047)         (3,830)
Interest expense........................        --             --           --            --            --           5,407(m)
Other (income) expense..................      (404)            --           --            --           (19)             --
                                            ------         ------        -----       -------       -------        --------
Income (loss) before income taxes.......     1,460           (357)         123           212        (3,028)         (9,237)
Income tax expense (benefit)............        --             --           --            --            --          (1,412)(n)
Dividends and accretion on preferred
  stock of subsidiary...................        --             --           --            --            --          26,843(o)
                                            ------         ------        -----       -------       -------        --------
Net income (loss).......................     1,460           (357)         123           212        (3,028)        (34,668)
Preferred stock dividends...............        --             --           --            --            --           7,700(p)
                                            ------         ------        -----       -------       -------        --------
Income (loss) attributable to common
  stockholders..........................    $1,460         $ (357)       $ 123       $   212       $(3,028)       $(42,368)
                                            ======         ======        =====       =======       =======        ========
OTHER FINANCIAL DATA:
Broadcast Cash Flow.....................    $2,514         $   18        $  78       $   170       $(3,586)       $    741


                                          CHANCELLOR AS
                                          ADJUSTED FOR
                                            COMPLETED
   COMPLETED CHANCELLOR TRANSACTIONS       CHANCELLOR
      YEAR ENDED DECEMBER 31, 1996        TRANSACTIONS
   ---------------------------------      -------------
Gross revenues..........................    $276,459
Less: agency commissions................     (35,020)
                                            --------
Net revenues............................     241,439
Station operating expenses excluding
  depreciation and amortization.........     151,843
Depreciation and amortization...........      35,432

Corporate general and administrative
  expenses..............................       5,354
Stock option compensation...............       3,800
                                            --------
Operating income (loss).................      45,010
Interest expense........................      47,159
Other (income) expense..................        (148)
                                            --------
Income (loss) before income taxes.......      (2,001)
Income tax expense (benefit)............       3,200
Dividends and accretion on preferred
  stock of subsidiary...................      38,400
                                            --------
Net income (loss).......................     (43,601)
Preferred stock dividends...............       7,700
                                            --------
Income (loss) attributable to common
  stockholders..........................    $(51,301)
                                            ========
OTHER FINANCIAL DATA:
Broadcast Cash Flow.....................    $ 89,596

                                                                              PRO FORMA
                                                                             ADJUSTMENTS     CHANCELLOR AS
                                                                               FOR THE       ADJUSTED FOR
                                                              COLFAX          COMPLETED        COMPLETED
    COMPLETED CHANCELLOR TRANSACTIONS       CHANCELLOR      HISTORICAL        CHANCELLOR      CHANCELLOR
   THREE MONTHS ENDED MARCH 31, 1997(A)     HISTORICAL     1/1 - 1/23(D)     TRANSACTIONS    TRANSACTIONS
   ------------------------------------     ----------    ---------------    ------------    -------------
Gross revenues............................   $ 63,477         $3,183            $  (828)(i)    $ 65,832
Less: agency commissions..................     (7,623)          (384)                --          (8,007)
                                             --------         ------            -------        --------
Net revenues..............................     55,854          2,799               (828)         57,825
Station operating expenses excluding
  depreciation and amortization...........     38,187          1,872             (1,231)(i)      38,828
Depreciation and amortization.............      8,109             --                835(j)        8,862
                                                                                    (82)(k)
Corporate general and administrative
  expenses................................      1,712             --                 --           1,712
Merger expense............................      2,056                                --           2,056
Stock option compensation.................        950             --                 --             950
                                             --------         ------            -------        --------
Operating income (loss)...................      4,840            927               (350)          5,417
Interest expense..........................     11,420                               320(m)       11,740
Other (income) expense....................     (1,632)                               --          (1,632)
                                             --------         ------            -------        --------
Income (loss) before income taxes.........     (4,948)           927               (670)         (4,691)
Income tax expense (benefit)..............       (400)                             (476)(n)        (876)
Dividends and accretion on preferred stock
  of subsidiary...........................      8,135             --              1,504(o)        9,639
                                             --------         ------            -------        --------
Net income (loss).........................    (12,683)           927             (1,698)        (13,454)
Preferred stock dividends.................      1,454             --                471(p)        1,925
                                             --------         ------            -------        --------
Income (loss) attributable to common
  stockholders............................   $(14,137)        $  927            $(2,169)       $(15,379)
                                             ========         ======            =======        ========
OTHER FINANCIAL DATA:
Broadcast Cash Flow.......................   $ 17,667         $  927            $   403        $ 18,997

---------------

(a) On November 22, 1996, Chancellor acquired WKYN-AM in Cincinnati for $1,400 in cash. Chancellor had been previously operating WKYN-AM under a time brokerage agreement since January 1, 1996. Therefore, Chancellor's historical results of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 include the results of operations of WKYN-AM.

(b) On February 14, 1996, Chancellor acquired Shamrock Broadcasting, Inc., a radio broadcasting company with 19 radio stations (11 FM and 8 AM) located in 10 markets (Los Angeles, New York, San Francisco, Houston, Atlanta, Detroit, Denver, Minneapolis-St. Paul, Phoenix and Pittsburgh). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $408,000.

(c) On July 31, 1996, Chancellor exchanged KTBZ-FM in Houston (which was acquired on February 14, 1996 as part of the Shamrock Acquisition) and $5,600 in cash for KIMN-FM and KALC-FM in Denver. Chancellor had previously entered into a time brokerage agreement to sell substantially all of the broadcast time of KTBZ-FM effective February 14, 1996. In addition, Chancellor had been previously operating KIMN-FM and KALC-FM under a time brokerage agreement since April 1, 1996.

(d) On January 23, 1997, Chancellor acquired Colfax Communications, a radio broadcasting company, with 12 radio stations (8 FM and 4 AM) located in 4 markets (Minneapolis-St. Paul, Phoenix, Washington, D.C. and Milwaukee markets). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $383,700. The Colfax Acquisition was financed through (i) a private placement by CRBC of $200,000 of 12% Preferred Stock for net proceeds of $191,817; (ii) a private placement by Chancellor of $110,000 of 7% Convertible Preferred Stock for net proceeds of $105,546; (iii) additional bank borrowings under the Existing CRBC Credit Agreement of $65,937 and (iv) $20,400 in escrow funds. The historical financial data of Colfax for the year ended December 31, 1996 excludes the combined net income of approximately $224 for KLTB-FM, KARO-FM and

    KIDO-AM in Boise, Idaho which Chancellor did not acquire as part of the Colfax Acquisition. The Colfax historical condensed statement of operations for the year ended December 31, 1996, does not include the results of operations of the following: (i) KOOL-FM for the period January 1, 1996 to March 31, 1996 and (ii) WMIL-FM and WOKY-AM in Milwaukee and KZON-FM, KISO-AM, KYOT-FM and KOY-AM in Phoenix which were owned and operated by Sundance Broadcasting, Inc. ("Sundance") for the period January 1, 1996 to September 12, 1996. On March 31, 1997, Chancellor sold WMIL-FM and WOKY-AM in Milwaukee for $41,253 in cash. The assets of WMIL-FM and WOKY-AM are classified as assets held for sale in connection with the purchase price allocation of the Colfax Acquisition. Accordingly, WMIL-FM and WOKY-AM net income of approximately $41 for the period January 23, 1997 through March 31, 1997 has been excluded from the Colfax historical condensed statement of operations for the three months ended March 31, 1997.

(e) On February 13, 1997, Chancellor acquired substantially all of the assets and assumed certain liabilities of the OmniAmerica Group including 8 radio stations (7 FM and 1 AM) located in 3 markets (Orlando, West Palm Beach and Jacksonville). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $181,046. The Omni Acquisition was financed through (i) additional bank borrowings under the Existing CRBC Credit Agreement of $166,046 and (ii) the issuance of 555,556 shares of Chancellor's Class A Common Stock valued at $15,000 or $27.00 per share. Prior to the consummation of the Omni Acquisition, Chancellor had entered into an agreement to operate the stations under a time brokerage agreement effective July 1, 1996. Additionally, prior to consummation of the West Palm Beach Exchange (see (f) below) on March 28, 1997 and the SFX Exchange (see note 17(a)), Chancellor entered into time brokerage agreements to sell substantially all of the broadcast time of WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville effective July 1, 1996. The historical financial data of Omni for the period January 1, 1996 to June 30, 1996 represents the results of operations for the Orlando stations (WOMX-FM, WXXL-FM and WJHM-FM). The results of operations for WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville are not included as the acquisition and disposition of these stations is deemed to have occurred on January 1, 1996.

(f) On March 28, 1997, Chancellor exchanged, in the West Palm Beach Exchange, WEAT-FM/AM and WOLL-FM in West Palm Beach, Florida, which were acquired as part of the Omni Acquisition, for KSTE-FM in Sacramento and $33,000 in cash. Chancellor had previously been operating KSTE-FM under a time brokerage agreement since August 1, 1996.

(g) On January 31, 1997, Chancellor sold, in the WWWW/WDFN Disposition, WWWW-FM and WDFN-AM in Detroit, which were acquired on February 14, 1996 as part of the Shamrock Acquisition, to the Company for $30,000 in cash. Prior to the completion of the sale, Chancellor had entered into a joint sales agreement effective February 14, 1996 and a time brokerage agreement effective April 1, 1996 to sell substantially all of the broadcast time of WWWW-FM and WDFN-AM to the Company pending the completion of the sale.

(h) On March 31, 1997, Chancellor sold, in the Milwaukee Disposition, WMIL-FM and WOKY-AM in Milwaukee, which were acquired as part of the Colfax Acquisition on January 23, 1997, for $41,253 million in cash.

(i) Reflects the elimination of time brokerage agreement fees received and paid by Chancellor as follows:

        COMPLETED CHANCELLOR TRANSACTIONS
           YEAR ENDED DECEMBER 31, 1996             MARKET         PERIOD    REVENUE   EXPENSE
        ---------------------------------       ---------------  ----------  -------   -------
    WWWW-FM/WDFN-AM...........................      Detroit      2/14-12/31  $(2,937)  $  (598)
    KTBZ-FM...................................      Houston      2/14-7/31    (1,113)     (265)
    WOMX-FM, WXXL-FM, WJHM-FM.................      Orlando      7/1-12/31        --    (3,900)
    WEAT-FM/AM, WOLL-FM.......................  West Palm Beach  7/1-12/31      (972)   (1,000)
                                                                             -------   -------
    Total adjustment for decrease in gross revenues and expenses...........  $(5,022)  $(5,763)
                                                                             =======   =======

          COMPLETED CHANCELLOR TRANSACTIONS
          THREE MONTHS ENDED MARCH 31, 1997            MARKET        PERIOD   REVENUE   EXPENSE
          ---------------------------------        ---------------  --------  -------   -------
    WWWW-FM/WDFN-AM..............................      Detroit      1/1-1/31   $(235)   $   (16)
    WOMX-FM, WXXL-FM, WJHM-FM....................      Orlando      1/1-2/13      --       (911)
    WEAT-FM/AM, WOLL-FM..........................  West Palm Beach  1/1-3/28    (593)      (304)
                                                                               -----    -------
    Total adjustment for decrease in gross revenues and expenses............   $(828)   $(1,231)
                                                                               =====    =======

     Gross revenues of the Completed Chancellor Transactions exclude any time brokerage agreement payments received from Chancellor.

(j) Reflects incremental amortization related to the Completed Chancellor Transactions and is based on the following allocation to intangible assets:

                                          INCREMENTAL                                  HISTORICAL    ADJUSTMENT
     COMPLETED CHANCELLOR TRANSACTIONS    AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
        YEAR ENDED DECEMBER 31, 1996         PERIOD      ASSETS, NET    EXPENSE(I)      EXPENSE       INCREASE
     ---------------------------------    ------------   -----------   ------------   ------------   ----------
    Shamrock............................    1/1-2/14      $361,425       $ 1,104         $  393        $  711
    KIMN-FM/KALC-FM.....................    1/1-3/31         8,285            52            341          (289)
    Omni................................   1/1-12/31       171,837         4,296            161         4,135
    Colfax..............................   1/1-12/31       317,894         7,947          3,861         4,086
    KSTE-FM.............................   1/1-12/31       (32,475)         (812)            --          (812)
                                                          --------       -------         ------        ------
    Total.............................................    $826,966       $12,587         $4,756        $7,831
                                                          ========       =======         ======        ======

                                          INCREMENTAL                                  HISTORICAL    ADJUSTMENT
     COMPLETED CHANCELLOR TRANSACTIONS    AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
     THREE MONTHS ENDED MARCH 31, 1997       PERIOD      ASSETS, NET    EXPENSE(I)      EXPENSE       INCREASE
     ---------------------------------    ------------   -----------   ------------   ------------   ----------
    Omni................................    1/1-2/13      $171,837        $ 525          $   --        $ 525
    Colfax..............................    1/1-1/23       317,894          508              --          508
    KSTE-FM.............................    1/1-3/28       (32,475)        (198)             --         (198)
                                                          --------        -----          ------        -----
    Total...............................                  $457,256        $ 835          $   --        $ 835
                                                          ========        =====          ======        =====

---------------

     (i) Intangible assets are amortized on a straight-line basis over an estimated average 40 year life by Chancellor. In connection with purchase accounting for the Chancellor Merger, intangible assets will be amortized over an estimated average life of 15 years in accordance with the Company's accounting policies and procedures.

     Historical depreciation expense of the Completed Chancellor Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(k) Reflects the elimination of disposed stations' historical depreciation and amortization expense of $1,554 for the year ended December 31, 1996 (KTBZ-FM of $642 and WWWW-FM/WDFN-AM of $912 for the period of February 14, 1996 to December 31, 1996) and $82 for the three months ended March 31, 1997 (WWWW-FM/WDFN-AM for the period of January 1, 1997 to January 31, 1997) recognized by Chancellor during the time brokerage agreement holding period.

(l) Reflects the elimination of estimated duplicate corporate expenses of $1,706 for the year ended December 31, 1996 related to the Completed Chancellor Transactions.

(m) Reflects the adjustment to interest expense in connection with the consummation of the Completed Chancellor Transactions, the February 1996 and August 1996 equity offerings of Chancellor, the issuance of the CRBC 12 1/4% Preferred Stock, and the refinancing of the Existing CRBC Credit Agreement on January 23, 1997:

                                                                              THREE MONTHS
                                                           YEAR ENDED            ENDED
                                                        DECEMBER 31, 1996    MARCH 31, 1997
                                                        -----------------    --------------
Additional bank borrowings related to:
  Completed Acquisitions..............................      $ 667,383          $ 231,983
  Completed Dispositions..............................       (104,253)          (104,253)
  New Loan Fees.......................................          2,874              2,874
                                                            ---------          ---------
Total additional bank borrowings......................      $ 566,004          $ 130,604
                                                            =========          =========
Interest expense at 7.5%..............................      $  14,834          $     320
Less: historical interest expense.....................         (6,048)                --
                                                            ---------          ---------
Net increase in interest expense......................          8,786                320
Reduction in interest expense on bank debt related to
  the application of net proceeds of the following:
  February 1996 Offering proceeds of $155,475 for the
     period January 1, 1996 to February 14, 1996 at
     7.5%.............................................         (1,425)                --
  August 1996 Offering proceeds of $23,050 for the
     period January 1, 1996 to August 9, 1996 at
     7.5%.............................................         (1,052)                --
  12 1/4% Preferred Stock proceeds of $96,171 for the
     period January 1, 1996 to February 14, 1996 at
     7.5%.............................................           (902)                --
                                                            ---------          ---------
Total decrease in interest expense....................         (3,379)                --
                                                            ---------          ---------
Total adjustment for net increase in interest
  expense.............................................      $   5,407          $     320
                                                            =========          =========

(n) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(o) Reflects incremental dividends and accretion on preferred stock of subsidiaries as follows:

                                                                                       THREE MONTHS
                                                   DATE OF           YEAR ENDED           ENDED
                                                  ISSUANCE        DECEMBER 31, 1996   MARCH 31, 1997
                                              -----------------   -----------------   --------------
    12 1/4% Preferred Stock.................  February 26, 1996        $ 1,441            $   --
    12% Preferred Stock.....................  January 23, 1997          25,402             1,504
                                                                       -------            ------
    Total dividends and accretion...........                           $26,843            $1,504
                                                                       =======            ======

(p) Reflects incremental dividends on 7% Convertible Preferred Stock (issued on January 23, 1997) of $7,700 for the year ended December 31, 1996 and $471 for the three months ended March 31, 1997.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE PENDING CHANCELLOR TRANSACTIONS

(17) The detail of the historical financial data of the stations to be acquired in the Pending Chancellor Transactions for the year ended December 31, 1996 and the three months ended March 31, 1997 has been obtained from the historical financial statements of the respective companies and is summarized below:

                                               YEAR ENDED DECEMBER 31, 1996           THREE MONTHS ENDED
                                         -----------------------------------------      MARCH 31, 1997
                                           WBAB-FM                                    ------------------
                                           WBLI-FM      CHANCELLOR                        CHANCELLOR
                                           WGBB-AM        VIACOM        PENDING             VIACOM
                                           WHFM-FM     ACQUISITION     CHANCELLOR        ACQUISITION
                                         HISTORICAL     HISTORICAL    TRANSACTIONS        HISTORICAL
    PENDING CHANCELLOR TRANSACTIONS      1/1-6/30(A)   1/1-12/31(B)    HISTORICAL        1/1-3/31(B)
---------------------------------------  -----------   ------------   ------------    ------------------
Gross revenues.........................      $5,726      $52,063        $57,789            $11,867
Less: agency commissions...............        (619)      (8,533)       $(9,152)            (1,960)
                                             -------     -------        -------            -------
Net revenues...........................       5,107       43,530         48,637              9,907
Station operating expenses excluding
  depreciation and amortization........       3,676       20,886         24,562              5,111
Depreciation and amortization..........       2,141        4,286          6,427              1,078
Corporate general and administrative
  expenses.............................       1,024        1,323          2,347                239
                                             -------     -------        -------            -------
Operating income (loss)................      (1,734)      17,035         15,301              3,479
Interest expense.......................          --        6,374          6,374              1,594
                                             -------     -------        -------            -------
Net income (loss)......................      (1,734)      10,661          8,927              1,885
Income tax expense.....................          --        4,422          4,422                788
                                             -------     -------        -------            -------
Net income (loss)......................      $(1,734)    $ 6,239        $ 4,505            $ 1,097
                                             =======     =======        =======            =======
OTHER FINANCIAL DATA:..................
Broadcast Cash Flow....................      $1,431      $22,644        $24,075            $ 4,796

---------------

(a) On July 1, 1996, Chancellor entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition) (see note 16(e)), and $11,000 in cash for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island.

(b) On February 19, 1997, Chancellor and the Company entered into the Viacom Joint Purchase Agreement whereby in the event the Viacom Acquisition occurs prior to the consummation of the Chancellor Merger, Chancellor will be required to purchase 4 of the 10 Viacom stations in the Chancellor Viacom Acquisition for $480,000 plus working capital ($7,547 at March 31, 1997) and estimated acquisition costs of $13,000 for an aggregate purchase price of $500,547. The stations to be acquired by Chancellor in the Chancellor Viacom Acquisition include KYSR-FM and KIBB-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit. On April 14, 1997, Chancellor entered into an agreement to sell WDRQ-FM in Detroit (to be acquired as part of the Chancellor Viacom Acquisition) for $37,000 in cash; consequently, only the results of operations of the Viacom Stations in Los Angeles and Chicago have been given effect in the Pro Forma Financial Statements.

(18) Reflects the elimination of time brokerage agreement fees received and paid by Chancellor as follows:

              PENDING CHANCELLOR TRANSACTIONS
                YEAR ENDED DECEMBER 31, 1996                    MARKET      PERIOD     REVENUE   EXPENSE
              -------------------------------                 -----------  ---------   -------   -------
WAPE-FM, WFYV-FM............................................  Jacksonville 7/1-12/31   $(1,963)  $(2,000)
WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..........................  Long Island  7/1-12/31       --     (2,000)
                                                                                       -------   -------
Total adjustment for decrease in gross revenues and expenses........................   $(1,963)  $(4,000)
                                                                                       =======   =======

              PENDING CHANCELLOR TRANSACTIONS
------------------------------------------------------------
             THREE MONTHS ENDED MARCH 31, 1997                  MARKET      PERIOD    REVENUE   EXPENSE
             ---------------------------------                -----------  ---------  -------   -------
WAPE-FM, WFYV-FM............................................  Jacksonville 1/1-3/31   $(1,070)  $  (541)
WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..........................  Long Island  1/1-3/31       --     (1,000)
                                                                                      -------   -------
Total adjustment for decrease in gross revenues and expenses........................  $(1,070)  $(1,541)
                                                                                      =======   =======

     (19) Reflects incremental amortization related to the Pending Chancellor Transactions (see note 3) and is based on the allocation of the total consideration as follows:

                                             YEAR ENDED        THREE MONTHS ENDED
                                          DECEMBER 31, 1996      MARCH 31, 1997
                                          -----------------    ------------------
Amortization expense on $461,290
  additional intangible assets amortized
  on a straight-line basis over a period
  of 40 years...........................       $11,533              $ 2,883
Less: Historical amortization expense...        (5,730)              (1,357)
                                               -------              -------
Adjustment for net increase in
  amortization expense..................       $ 5,803              $ 1,526
                                               =======              =======

        Historical depreciation expense, of the Pending Chancellor Transactions, is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

     (20) Reflects the elimination of estimated duplicate corporate expenses of $1,807 for the year ended December 31, 1996 and $176 for the three months ended March 31, 1997 related to the Pending Chancellor Transactions.

     (21) Reflects the adjustment to interest expense in connection with the consummation of the Pending Chancellor Transactions and the refinancing of CRBC's bank borrowings under the CRBC Restated Credit Agreement:

                                             YEAR ENDED        THREE MONTHS ENDED
                                          DECEMBER 31, 1996      MARCH 31, 1997
                                          -----------------    ------------------
Additional bank borrowings related to:
  Pending Acquisitions..................      $511,547              $511,547
  Pending Dispositions..................       (37,000)              (37,000)
  Loan Fees.............................         3,500                 3,500
                                              --------              --------
Total additional bank borrowings........      $478,047              $478,047
                                              ========              ========
Interest expense on additional bank
  borrowings at 7.5%....................      $ 35,854              $  8,963
Less: historical interest expense of the
  stations being acquired in the Pending
  Chancellor Transactions...............        (6,374)               (1,594)
                                              --------              --------
Net increase in interest expense........        29,480                 7,369
Reduction in interest expense resulting
  from the redemption of CRBC's 12.5%
  Subordinated Notes of $60,000.........        (7,500)               (1,875)
Interest expense on $69,000 additional
  bank borrowings at 7.5% related to the
  redemption of CRBC's 12.5%
  Subordinated Notes....................         5,175                 1,294
                                              --------              --------
Total adjustment for net increase in
  interest expense......................      $ 27,155              $  6,788
                                              ========              ========

(22) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE CHANCELLOR MERGER

(23) Reflects incremental amortization related to the Chancellor Merger and is based on the allocation of the total consideration as follows:

                                                                            THREE MONTHS
                                                         YEAR ENDED            ENDED
                                                      DECEMBER 31, 1996    MARCH 31, 1997
                                                      -----------------    --------------
Amortization expense on $2,145,957 additional
  intangible assets, which includes $1,864,467 of
  intangible assets and $281,490 resulting from the
  recognition of deferred tax liabilities, amortized
  on a straight-line basis over a period of 15
  years.............................................      $143,064            $35,766
Less: Historical amortization expense...............       (38,075)            (9,148)
                                                          --------            -------
Adjustment for net increase in amortization
  expense...........................................      $104,989            $26,618
                                                          ========            =======

     Historical depreciation expense, of Chancellor, is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(24) Reflects the elimination of estimated duplicate corporate expenses of $1,408 for the year ended December 31, 1996 and $418 for the three months ended March 31, 1997 related to the Chancellor Merger.

(25) Reflects the elimination of merger expenses of $2,056 for the three months ended March 31, 1997 incurred by Chancellor in connection with the Chancellor Merger.

(26) Reflects the adjustment to interest expense in connection with the consummation of the Chancellor Merger:

                                                                            THREE MONTHS
                                                         YEAR ENDED            ENDED
                                                      DECEMBER 31, 1996    MARCH 31, 1997
                                                      -----------------    --------------
Interest expense on additional bank borrowings
  related to estimated financial advisors, legal,
  accounting and other professional fees of $28,000
  at 7.0%...........................................      $  1,960            $   490

Reduction in interest expense related to the
  application of the 7.0% interest rate to the
  Company's bank debt prior to the refinancing of
  the Senior Credit Facility and to CRBC's bank debt
  prior to consummation of the Chancellor Merger....       (14,161)            (1,936)
                                                          --------            -------
Net decrease in interest expense....................      $(12,201)           $(1,446)
                                                          ========            =======

(27) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

                                    GLOSSARY

     "7% Convertible Preferred Stock" refers to the 7% Convertible Preferred Stock of Chancellor, which will be exchanged for shares of preferred stock of Evergreen with substantially identical rights and preferences upon consummation of the Chancellor Merger.

     "12% Preferred Stock" refers to the 12% Exchangeable Preferred Stock of CRBC, which will be exchanged for shares of preferred stock of EMCLA with substantially identical rights and preferences upon consummation of the Chancellor Merger.

     "12 1/4% Preferred Stock" refers to the 12 1/4% Senior Cumulative Exchangeable Preferred Stock of CRBC, which will be exchanged for shares of preferred stock of EMCLA with substantially identical rights and preferences upon consummation of the Chancellor Merger.

     "1996 Equity Offering" refers to the sale by the Company on October 17, 1996 of 9,000,000 shares of its Class A Common Stock, par value $.01 per share, in a public offering that resulted in net proceeds of approximately $264.2 million.

     "1996 Preferred Stock Conversion" refers to the conversion by the Company of 1,608,297 shares of its previously outstanding convertible preferred stock into 5,025,916 shares of Class A Common Stock and the redemption of the remaining 1,703 shares of its previously outstanding convertible preferred stock.

     "ABC/Detroit Disposition" refers to the pending sale by Chancellor of WDRQ-FM in Detroit to ABC for $37.0 million in cash.

     "ABC/Washington Disposition" refers to the pending sale by the Company of WJZW-FM in Washington, D.C. to ABC for $68.0 million in cash.

     "Beasley" refers to Beasley Broadcasting.

     "Beasley Acquisition" refers to the acquisition by the Company on May 1, 1997 from Beasley of WDAS-FM/AM in Philadelphia for $103.0 million in cash.

     "Bonneville Dispositions" refers to the pending sale by the Company of WLUP-FM in Chicago, KDFC-FM in San Francisco and WPNT-FM in Chicago to Bonneville International Corporation for $205.0 million in cash.

     "Century Acquisition" refers to the pending acquisition by the Company of WPNT-FM in Chicago from Century for $73.8 million.

     "Chancellor" refers to Chancellor Broadcasting Company and its subsidiaries.

     "Chancellor Merger" refers to the pending merger of Chancellor with and into EMHC and of CRBC with and into EMCLA.

     "Chancellor Offerings" refers to various equity offerings by Chancellor and CRBC in 1996 and 1997 which resulted in aggregate net proceeds to Chancellor and CRBC of approximately $572.1 million.

     "Chancellor Viacom Acquisition" refers to the pending acquisition by Chancellor from Viacom of the subsidiaries of Viacom that own and operate KYSR-FM and KIBB-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit.

     "Colfax Acquisition" refers to the acquisition by Chancellor on January 23, 1997 of Colfax Communications for approximately $383.7 million.

     "Company" refers to Evergreen Media Corporation and its subsidiaries.

     "Completed Evergreen Dispositions" refers to (i) the disposition by the Company of WKLB-FM in Framingham, Massachusetts on November 26, 1996 as part of the exchange of WKLB-FM for WGAY-FM in Washington, D.C., (ii) the dispositions on July 19, 1996 and August 1, 1996 of WHTT-FM/AM and WSJZ-FM in Buffalo, respectively, (iii) the disposition contemplated by the Greater Media Exchange,
(iv) the dispositions contemplated by the EZ Exchange and (v) the EZ Sale.

     "Completed Evergreen Transactions" refers to (i) the acquisition by the Company on January 17, 1996 of Pyramid Communications, Inc. for approximately $316.3 million, (ii) the acquisition by the Company on August 14, 1996 of KYLD-FM in San Francisco for $44.0 million in cash, (iii) the exchange by the Company on November 26, 1996 of WKLB-FM for WGAY-FM, (iv) the acquisition by the Company on October 18, 1996 of WEDR-FM in Miami for $65.0 million in cash, (v) the dispositions on July 19, 1996 and August 1, 1996 of WHTT-FM/AM and WSJZ-FM in Buffalo, respectively, (vi) the Secret/Detroit Acquisition, (vii) the Greater Media Exchange, (viii) the Beasley Acquisition, (ix) the WWWW/WDFN Acquisition,
(x) the KKSF/KDFC Acquisition and (xi) the EZ Transaction.

     "Completed Chancellor Dispositions" refers to (i) the disposition contemplated by the Houston/Denver Exchange, (ii) the WWWW/WDFN Disposition,
(iii) the Milwaukee Disposition and (iv) the dispositions contemplated by the West Palm Beach Exchange.

     "Completed Chancellor Transactions" refers to (i) the Shamrock Acquisition,
(ii) the Houston/Denver Exchange, (iii) the Colfax Acquisition, (iv) the Omni Acquisition, (v) the WWWW/WDFN Disposition, (vi) the Milwaukee Disposition and
(vii) the West Palm Beach Exchange.

     "Completed Transactions" refers to the Completed Evergreen Transactions and the Completed Chancellor Transactions.

     "Convertible Preferred Stock" refers to the Company's Convertible Exchangeable Preferred Stock, par value $.01 per share, which the Company is currently offering pursuant to Rule 144A under the Securities Act of 1933, as amended.

     "Crawford Disposition" refers to the pending sale by the Company of WEJM-FM in Chicago to affiliates of Crawford Broadcasting for $14.75 million in cash.

     "CRBC" refers to Chancellor Radio Broadcasting Company, a subsidiary of Chancellor.

     "CRBC Restated Credit Agreement" refers to the amended and restated credit agreement of CRBC which the Company has been informed will be entered into in connection with the Chancellor Viacom Acquisition and which will provide a commitment of up to $750.0 million.

     "Douglas" refers to affiliates of Douglas Broadcasting.

     "Douglas Chicago Disposition" refers to the pending sale by the Company of WEJM-AM in Chicago to Douglas for $7.5 million in cash.

     "Douglas AM Dispositions" refers to the pending sale by the Company of KDFC-AM in San Francisco and WBZS-AM and WZHF-AM in Washington, D.C. to Douglas for $18.0 million, payable in the form of a promissory note.

     "EMCLA" refers to Evergreen Media Corporation of Los Angeles.

     "EMHC" refers to Evergreen Mezzanine Holdings Corporation.

     "Evergreen" refers to Evergreen Media Corporation.

     "Evergreen Viacom Acquisition" refers to the acquisition by the Company from Viacom of the subsidiaries of Viacom that own and operate WLTW-FM and WAXQ-FM in New York and WMZQ-FM, WJZW-FM, WZHF-AM and WBZS-AM in Washington, D.C.

     "Existing CRBC Credit Agreement" refers to the existing senior credit facility of CRBC.

     "EZ" refers to EZ Communications, Inc.

     "EZ Exchange" refers to the exchange on May 15, 1997 by the Company of WPEG-FM, WBAV-FM/AM, WRFX-FM and WFNZ-AM in Charlotte to EZ in return for WIOQ-FM and WUSL-FM in Philadelphia.

     "EZ Sale" refers to the sale on May 15, 1997 by the Company of WNKS-FM in Charlotte to EZ for $10.0 million in cash.

     "EZ Transaction" refers to the EZ Sale and EZ Exchange.

     "Financing Transactions" refers to the Offering and borrowings by the Company under the Senior Credit Facility in order to finance the Evergreen Viacom Acquisition and the other Pending Transactions.

     "Gannett" refers to Gannett Co., Inc.

     "Gannett Acquisition" refers to the pending acquisition by the Company from a subsidiary of Gannett of WGCI-FM/AM in Chicago, KKBQ-FM/AM in Houston and KHKS-FM in Dallas, for an aggregate purchase price of $340.0 million in cash.

     "Greater Media" refers to affiliates of Greater Media Radio, Inc.

     "Greater Media Disposition" refers to the pending sale by the Company of WFLN-FM in Philadelphia to Greater Media for $41.8 million in cash.

     "Greater Media Exchange" refers to the exchange on April 3, 1997 by the Company of WQRS-FM in Detroit to Greater Media in return for WWRC-AM in Washington, D.C. and $9.5 million in cash.

     "Houston/Denver Exchange" refers to the exchange by Chancellor on July 31, 1996 of KTBZ-FM and $5.6 million in cash for KIMN-FM and KALC-FM in Denver.

     "KKSF/KDFC Acquisition" refers to the acquisition by the Company on January 31, 1997 of KKSF-FM and KDFC-FM/AM in San Francisco for $115.0 million in cash

     "Milwaukee Disposition" refers to the disposition on March 31, 1997 by Chancellor of WMIL-FM and WOKY-AM in Milwaukee for $41.3 million in cash.

     "New Common Stock" refers to the Common Stock, par value $.01 per share, that the Company expects will be issued upon consummation of the Chancellor Merger.

     "Offering" refers to the offering that the Company is currently pursuing of its Convertible Preferred Stock pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Act"). The Offering will not be registered under the Act, and the securities offered may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     "Omni Acquisition" refers to the acquisition by Chancellor on February 13, 1997 of three FM stations in Orlando, two FM stations and one AM station in West Palm Beach and two FM stations in Jacksonville from Omni America Group for $166.0 million in cash and common stock of Chancellor valued at $15.0 million.

     "P & S" refers to Pacific and Southern Company, Inc., a subsidiary of Gannett.

     "Pending Chancellor Acquisitions" refers to the Chancellor Viacom Acquisition and the acquisitions contemplated by the SFX Exchange.

     "Pending Chancellor Dispositions" refers to the dispositions contemplated by the SFX Exchange and the ABC/Detroit Disposition.

     "Pending Chancellor Transactions" refers to the Pending Chancellor Acquisitions and the Pending Chancellor Dispositions.

     "Pending Evergreen Acquisitions" refers to the Evergreen Viacom Acquisition, the Century Acquisition, the Secret/Philadelphia Acquisition and the Gannett Acquisition.

     "Pending Evergreen Dispositions" refers to the Crawford Disposition, the Douglas Chicago Disposition, the Greater Media Disposition, the San Francisco Frequency Disposition, the Bonneville Dispositions, the ABC/Washington Disposition and the Douglas AM Dispositions.

     "Pending Evergreen Transactions" refers to the Pending Evergreen Dispositions and the Pending Evergreen Acquisitions.

     "Pending Transactions" refers to the Pending Evergreen Transactions, the Pending Chancellor Transactions and the Chancellor Merger.

     "San Francisco Frequency Disposition" refers to the pending sale by the Company to Susquehanna Radio Corp. of the FCC authorizations and certain transmission equipment currently used in the operation of KYLD-FM for $44.0 million in cash.

     "Secret" refers to Secret Communications, L.P.

     "Secret/Detroit Acquisition" refers to the acquisition by the Company on April 1, 1997 of WMXD-FM and WJLB-FM in Detroit from Secret for $168.0 million in cash.

     "Secret/Philadelphia Acquisition" refers to the pending acquisition by the Company of WFLN-FM in Philadelphia from Secret for $37.8 million in cash.

     "Senior Credit Facility" refers to the amended and restated senior loan agreement of EMCLA dated April 25, 1997.

     "SFX Exchange" refers to the pending exchange by Chancellor of WAPE-FM and WFYV-FM in Jacksonville and $11.0 million for WBAB-FM, WBLI-FM, WHFM-FM and WGBB-AM in Nassau-Suffolk (Long Island).

     "Shamrock Acquisition" refers to the acquisition by Chancellor on February 14, 1996 of Shamrock Broadcasting, Inc. for approximately $408.0 million.

     "Viacom Acquisition" refers to the Evergreen Viacom Acquisition and the Chancellor Viacom Acquisition

     "Viacom Joint Purchase Agreement" refers to the joint purchase agreement, dated February 19, 1997, among Evergreen, EMCLA, Chancellor and CRBC that will govern certain aspects of the Viacom Acquisition as between Evergreen, EMCLA, Chancellor and CRBC.

     "West Palm Beach Exchange" refers to the exchange by Chancellor on March 28, 1997 of WEAT-FM/AM and WOLL-FM in West Palm Beach for KSTE-FM in Sacramento and $33.0 million in cash.

     "WWWW/WDFN Acquisition" refers to the acquisition by the Company on January 31, 1997 of WWWW-FM and WDFN-AM in Detroit from Chancellor for $30.0 million in cash.

     "WWWW/WDFN Disposition" refers to the sale by Chancellor on January 31, 1997 of WWWW-FM and WDFN-AM in Detroit to the Company for $30.0 million in cash.